PaineWebber Life
MILESTONES
For life's important
moments and the means
to afford them
Semi-Annual Report
June 30, 1998

--------------------------------------------------------

                                                  MITCHELL HUTCHINS SERIES TRUST
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

PAINEWEBBER INCORPORATED
114 1122 0898

                                                                 AUGUST 21, 1998

DEAR CONTRACT OWNER,

  We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust for the six months ended June 30, 1998. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain contracts. Not all Portfolios are available to all separate accounts.

INVESTMENT OVERVIEW--DOMESTIC

  U.S. economic activity continued at a healthy yet noninflationary pace through the first six months of 1998. Consumer confidence remains high, buoyed by strong employment. Coupled with low interest rates, such confidence has continued to support the economy.

  After a strong showing in the first quarter of 1998, the bull market stalled in the second quarter; nevertheless, the S&P 500 Index returned 17.7% for the six months ended June 30. The overall market environment was rather choppy, characterized by stable interest rates, benign inflation, round two of the Asian contagion and general worries about second-quarter earnings. There was a lot of movement but no clear trend in the market. As investors reacted day-to-day and week-to-week to news regarding Asia, money shifted from sector to sector. This sector rotation caused rolling corrections and produced shorter periods of gains.

  Despite the drag of lower-than-expected earnings, the market moved ahead, fueled by cash flows into equity mutual funds and the appeal of the United States over unsettled markets in Asia and Latin America. Investors focused on large-capitalization growth stocks, attracted by their consistent earnings, high liquidity and low vulnerability to the effects of the Asian financial crisis. As a result, the large-cap category turned in the strongest performance for the period.

  Interest rates fell across the U.S. Treasury yield curve through the first half of 1998, aided by low inflation, a budget surplus and a strong dollar. The curve flattened as the yield of the 30-year bond fell significantly more than the yield of the two-year note. This bullish flattening, though an historical anomaly, stems from investor reactions to continued good news on the Federal budget and inflation, and the still-perceived risk that the Federal Reserve might raise short-term interest rates.

INVESTMENT OVERVIEW--GLOBAL

  The European equity markets moved ahead in the first half of 1998, boosted by persistent fund inflows, bond convergence, domestic capital and corporate activity. The other major regions lost ground. U.K. equities suffered from the impact of a strong pound, little helped by a further, 0.25% interest rate rise. The U.S. market proved resilient despite the Asia threat and a host of earnings downgrades.

  Asian markets lost their first-quarter gains in the second quarter, and left smaller markets weaker around the world. Japan announced its largest fiscal stimulus package to date, which still did not reassure investors. The Japanese stock market and the yen continued to decline, threatening a second round of Asian currency devaluations.

  Developed bond markets saw their bond yields hit new cyclical lows in the first half of 1998. Bonds performed well as investors became convinced that spillover effects of the Asia crisis would keep prices down and dampen economic activity worldwide. The range between the best and worst performing markets was the smallest over any six-month period since the Salomon Brothers World Government Bond Index was established in 1985. Sweden was the top performer for the six months ended June 30, with a gain of 7.9%. Switzerland finished last, with a gain of 4.2% (both in U.S. dollar terms).

  The emerging bond markets, as measured by the J.P. Morgan Emerging Markets Bond Index, suffered losses as concerns grew over the depth of economic contraction in Asia. Emerging market debt posted a 5.2% gain in the first quarter but gave it all back and then some in the second quarter, to finish the six months at a loss of 1.1% (in U.S.- dollar terms). Most countries in the Emerging Markets index recorded losses for the second quarter (in U.S.$): Russia lost 20.5%, Peru fell 9.0%, Venezuela lost 8.3%, Brazil fell 7.4%, Argentina lost 1.3% and Mexico lost 1.1%. Only Nigeria, the Philippines and Poland showed gains.

MONEY MARKET PORTFOLIO

  We remained somewhat bullish on the fixed income markets over the six months ended June 30, 1998, expecting interest rates to hold steady or fall slightly. Since we did not expect major changes in rates, we kept the Portfolio's weighted-average maturity slightly above its peer group. As of June 30, 1998, the Portfolio's seven-day yield was 4.5% and its weighted-average maturity was 43 days. Because we expect interest rates to continue declining, we expect to maintain the Portfolio's weighted-average maturity slightly above its peer group.

HIGH GRADE FIXED INCOME PORTFOLIO

  During the six-month period, the Portfolio benefited from its positions in mortgage-backed securities and U.S. government agency obligations. Both sectors performed fairly well compared to Treasurys, especially considering the high rate of mortgage prepayments during the period. Our emphasis on lower-coupon mortgages and other securities less sensitive to prepayment risk was appropriate in such an environment.

  We are maintaining the Fund's weightings in mortgages and agencies, although our security selections now reflect a bias towards greater protection against prepayment risk. While the current, high rate of mortgage prepayments is likely to peak, risks of further acceleration will haunt the market as long as interest rates remain low.

  As interest rates fell, corporate issuance remained high and put pressure on spreads. Announcement of the merger between AT&T and Telecommunications Inc.
(TCI) reignited interest in the cable/media sector, which became the best performer in June. The announced merger between Citicorp and Travelers led to more speculation in the finance sector, and to strong performance.

  The Portfolio's corporate component remains heavily weighted in the finance sector, focusing on broker-dealer paper, insurance companies and select credit card issuers. We will continue to watch the new issue calendar. Failure by Japan to achieve real banking reform could drive the yen even lower and further aggravate Asian problems. This would keep U.S. rates low and corporate issuance high.

STRATEGIC FIXED INCOME PORTFOLIO

  We remained bullish on bonds during the six months ended June 30, 1998, expecting interest rates to fall. To capture the expected price gain from falling rates we kept the Portfolio's interest-rate sensitivity (its "duration") at about 0.5 years above that of its benchmark, the Merrill Lynch 1-3 Year Treasury Index (the "Index"). This strategy paid off as interest rates declined.

  We focused the Portfolio's holdings on current coupon, seasoned and collateralized mortgages, which are less prepayment sensitive--an important attribute in a declining interest rate environment. By structuring the Portfolio's holdings to be less prepayment sensitive, we gained the extra yield from these mortgages while protecting the Portfolio from reinvestment risk. The Portfolio's underweighting in corporate issues also enhanced return. As corporate profits waned during the second quarter, yield spreads of corporate debt to Treasurys widened. Our slight, below-investment-grade corporate exposure detracted from performance, as did the small allocation to dollar-denominated, emerging market debt (3.7% of net assets as of June 30, 1998).

  We intend to maintain Portfolio duration about 0.5 years above the benchmark duration, since we expect that low inflation will cause long-term interest rates to move lower. In anticipation of an economic slowdown and a potential steepening of the yield curve, we expect to shift the Portfolio to a greater concentration on intermediate maturities (a "bullet" structure). We believe mortgages remain the most prudent way to enhance yield without adding undue risk, especially if interest-rate volatility stays low in the coming quarters. We will focus on discount-coupon mortgages, which offer the most attractive spreads to Treasury yields.

GLOBAL INCOME PORTFOLIO

  During the first half of 1998, the Portfolio managed a positive return in a period characterized by losses in most markets. It did not incur material losses in emerging-market debt--early in the second quarter we liquidated positions in Bulgaria, Brazil and Russia and added positions in Korean sovereign eurobonds. The Portfolio's exposure to the emerging markets was low and concentrated in higher-quality bonds of Korea, Mexico and Poland, which outperformed the emerging markets as a whole.

  In the United States our exposure consisted primarily of intermediate-maturity Treasury and investment-grade bonds. We avoided longer maturity bonds since they offered historically low risk premiums. The Portfolio's European holdings focused on intermediate maturities as well, in Germany, Holland and the United Kingdom. The Portfolio remained underweighted in Europe compared to the Salomon Brothers World Government Bond Index.

  The Asian crisis is now clearly impacting the manufacturing sector in the U.S. Yet the foundation for domestic demand is still strong, with unemployment at 30-year lows and consumers flush with disposable income because of the high stock market. There seems little reason for the Federal Reserve to change policy, so we do not expect to change our strategy.

  Under the new European Central Bank, monetary policy should favor a stable currency; we have increased the Portfolio's European currency exposure (26% of net assets, excluding U.K. sterling, on June 30, 1998). While we may vary this exposure depending on macro-economic developments and technical analysis, we generally favor European currencies.

BALANCED PORTFOLIO

  The Portfolio employs a disciplined, model-based approach to determine its asset allocation by calculating expected returns for U.S. stocks, bonds and cash. The Portfolio holds a minimum of 25% of net assets in bonds, including cash, at all times. During the first quarter of 1998, the Portfolio was overweighted in stocks with a 70% allocation compared to its normal 60% allocation. On April 1, we decreased the stock allocation to 59% as the expected return from stocks had declined. We further reduced the Portfolio's stock allocation to 55% on July 1.

  The consumer cyclical and financial services sectors comprise the Portfolio's largest stock weightings. Financial stocks performed right in line with the S&P 500 Index; we expect to add to these positions on any signs of weakness. The Portfolio's low weightings in healthcare and consumer staples (2.8% and 0.7% of net assets on June 30, 1998) detracted from performance, as these two sectors bettered the S&P 500.

  At the end of June, U.S. government and agency obligations represented about half the Portfolio's fixed-income portion, with the balance in corporate bonds and mortgage-backed securities.

GROWTH AND INCOME PORTFOLIO

  For the first time in a number of years, large-cap, higher-growth, higher-multiple stocks outperformed traditional value stocks (companies that appear cheap relative to their intrinsic worth) during May and June.

  Financial stocks, the Portfolio's largest weighting, performed in line with the S&P 500 Index. The Portfolio's low weightings in healthcare and consumer staples (3.0% and 1.4% of net assets on June 30, 1998) detracted from performance, as these two sectors bettered the S&P 500. Healthcare and consumer staples benefited from the continuing "flight to quality" because of their minimal exposure to overseas economies.

  As of June 30, we held about 7% of assets in cash. We are looking to invest this cash in select capital goods stocks--which we consider cheap relative to their earnings prospects--and in financial services, oil service and energy stocks, which we view as buying opportunities.

GROWTH PORTFOLIO

  At June 30, 1998, the Portfolio's top five sectors were technology, media/entertainment, financial services, retail and healthcare. We expect companies in these areas to benefit most from the stable-growth, low-inflation, low-interest-rate environment we project for the rest of 1998. Performance was hurt by our energy selections and by some of our technology stocks, which caused the Portfolio to lag the S&P 500.

  The Portfolio's emphasis on larger growth stocks (over $5 billion in market capitalization) helped performance. Among our more successful picks were Dell Corporation (1.9% of net assets on June 30, 1998) and Cisco Systems (2.1%). During the second quarter we increased the Portfolio's positions in consumer cyclical stocks, with our focus on the entertainment/media and retail trade sectors. Businesses here tend to thrive under the economic conditions we are projecting for the rest of 1998: high employment, low inflation and stable growth and low interest rates.

  Our expectation is that the current, favorable economic environment will continue; therefore, we expect growth stocks to continue performing well, especially the larger companies. Financial services stocks stand to benefit from industry consolidation, and will remain an important asset class for the Portfolio.

AGGRESSIVE GROWTH PORTFOLIO

  Price gains in stocks of small- and mid-sized companies slowed moderately even though these stocks offered some of the best opportunities during the first half of 1998, with low price-to-earnings ratios and compelling earnings strength. These companies derive most of their earnings domestically and have little exposure to Asia's woes.

  While mid-cap stocks suffered from investors' preferences for large-cap stocks, the Aggressive Growth Portfolio benefited from its disciplined investment process, which focuses on companies that demonstrate sustainable earnings strength. Our management team found attractive investments in technology, healthcare and consumer services, which were among the top-performing sectors for the first half of 1998. We reduced our exposure to software, transportation and industrial manufacturing, as such companies were unable to meet our strict criteria for sustainable earnings growth. We moved out of the energy sector altogether.

  The Portfolio's investment process works best when the market becomes more discriminating about the earnings strength of individual companies. Today's environment of moderate economic growth, low inflation and decelerating earnings among the blue chips makes our stocks all the more attractive.

GLOBAL GROWTH PORTFOLIO

  Over the period, the Portfolio's European telecommunications stocks performed exceptionally well and its auto stocks also were strong performers. Unfortunately, the European front runners were not enough to offset the laggards in Latin America, which hurt Portfolio performance for the six months ended June 30, 1998.

  The Portfolio acquired new positions in Munchener Ruckversicherung AG (Munich
Re) and Jeronimo Martins S.A. Munich Re (1.0% of net assets as of June 30,
1998), is one of the largest reinsurance groups in the world. The company is entering a period of higher returns and is attractively valued. Jeronimo Martins (0.8%), a leading supermarket chain in Portugal, is rapidly expanding throughout Brazil and Poland. During the quarter, we took profits by trimming strong performer Credito Italiano SPA, a major regional bank in Italy.

  We continue to find the most attractive investment opportunities in Europe, which offers a benign economic environment, inexpensive growth stocks and consolidating industries. Recent interest rate hikes in the United Kingdom hurt insurance and engineering stocks; we now see considerable value relative to growth prospects in these sectors.

  We remain cautious about the long-term prospects of the Japanese economy; it needs radical restructuring both on the corporate and government sides to recover. Recent developments, such as the new banking reform plan and increased share buybacks, are steps in the right direction. The third quarter could be key for Japan to establish credible recovery plans.

  U.S. earnings estimates for the second half of 1998 seem overoptimistic, and we believe they could lead to more disappointment. Considering this risk and the high valuations, we are keeping the Portfolio underweighted in the United States relative to its benchmark, the Morgan Stanley Capital International World Index.

  Latin American companies and economies continue to post positive fundamentals. Nonetheless, investors still fret over the impact of Asia, and redemption of Latin American mutual fund shares continues to drive the region down. We believe that this disconnect is a good buying opportunity, particularly in Brazil and Mexico, where the Portfolio is overweighted relative to its benchmark.

CONCLUSION

  As we move into the third quarter, our analytical models indicate that the U.S. stock market is above fair value. While we normally would expect limited upside potential, other indicators suggest a more optimistic outlook for market performance through the end of the year: our projected economic growth rate of 2 1/2-3%, an inflation rate of roughly 2%, long-term interest rates around 5.5% and money flows from U.S. investors into mutual funds and 401(k)s.

  Any signs of recession or Fed tightening, however, would make us more cautious. We think earnings growth could come in lower than expected and temper the stock market's performance in the second half.

  We remain positive on bonds despite recent volatility in the marketplace. Demand for debt in the developed markets should remain high as the "flight to quality" continues. Growth and inflation should remain moderate in the United States and Europe.

  Our emerging-markets strategy remains defensive while we wait for the markets to turn around--prices are attractive both in historical terms and compared to the developed markets. We expect Asia to remain weak. But if the yen stabilizes, and Korea and Thailand realize benefits from restructuring, the Asian crisis could bottom later this year.

  Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

               [SIGNATURE]
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT                                                             MATURITY                     INTEREST
  (000)                                                              DATES                        RATES                 VALUE
---------                                                  --------------------------   --------------------------   ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--7.82%
  $ 750     Federal Home Loan Bank (cost--$749,838)......     07/08/98 to 03/26/99           5.652 to 5.760%         $   749,838
                                                                                                                     ------------

BANK NOTES (DOMESTIC)--4.69%
    250     FCC National Bank............................           01/07/99                      5.700                  249,963
    200     Westpac Banking Corp.........................           04/23/99                      5.730                  199,907
                                                                                                                     ------------
Total Bank Notes (cost--$449,870)........................                                                                449,870
                                                                                                                     ------------

CERTIFICATES OF DEPOSIT--3.65%
YANKEE--3.65%
    100     Credit Agricole Indosuez.....................           02/18/99                      5.650                  100,000
    250     Societe Generale.............................           03/23/99                      5.690                  249,930
                                                                                                                     ------------
Total Certificates of Deposit (cost--$349,930)...........                                                                349,930
                                                                                                                     ------------

COMMERCIAL PAPER@--77.32%
ASSET-BACKED--7.02%
    250     Atlantis One Funding Corp....................           08/28/98                      5.450                  247,805
    425     Preferred Receivables Funding Corp...........           07/01/98                      6.250                  425,000
                                                                                                                     ------------
                                                                                                                         672,805
                                                                                                                     ------------
AUTO & TRUCK--7.28%
    400     Ford Motor Credit Corp.......................           07/22/98                      5.500                  398,717
    300     General Motors Acceptance Corp...............           07/16/98                      5.520                  299,310
                                                                                                                     ------------
                                                                                                                         698,027
                                                                                                                     ------------
BANKING--15.09%
    300     Abbey National North America.................           07/17/98                      5.530                  299,263
    250     Bankers Trust New York Corp..................           07/24/98                      5.880*                 250,000
    300     BCI Funding Corp.............................           07/13/98                      5.480                  299,452
    300     KFW International Finance Inc................           08/07/98                      5.500                  298,304
    300     Nordbanken North America Inc.................           07/02/98                      5.460                  299,954
                                                                                                                     ------------
                                                                                                                       1,446,973
                                                                                                                     ------------
BROKER-DEALER--7.78%
    300     Credit Suisse First Boston Inc...............           04/05/99                      5.711*                 300,000
    200     Goldman Sachs Group L.P......................           07/16/98                      5.520                  199,540
    250     Merrill Lynch & Co., Inc.....................           09/25/98                      5.520                  246,703
                                                                                                                     ------------
                                                                                                                         746,243
                                                                                                                     ------------
BUSINESS SERVICES--3.10%
    300     Block Financial Corp.........................           09/08/98                      5.510                  296,832
                                                                                                                     ------------
ENERGY--4.17%
    400     Exxon Imperial U.S. Inc......................           07/01/98                      6.200                  400,000
                                                                                                                     ------------
FINANCE-CONDUIT--10.38%
    400     MetLife Funding Inc..........................           07/07/98                      5.550                  399,630
    300     Svenska Handelsbanken Inc....................           09/24/98                      5.510                  296,097
    300     Toronto-Dominion Holdings USA Inc............           07/10/98                      5.460                  299,591
                                                                                                                     ------------
                                                                                                                         995,318
                                                                                                                     ------------
FINANCE-DIVERSIFIED--3.45%
    331     Associates Corp. of North America............           07/15/98                      5.500                  330,292
                                                                                                                     ------------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

PRINCIPAL
 AMOUNT                                                             MATURITY                     INTEREST
  (000)                                                              DATES                        RATES                 VALUE
---------                                                  --------------------------   --------------------------   ------------
COMMERCIAL PAPER@--(CONCLUDED)
FINANCE-INDEPENDENT--3.12%
  $ 300     National Rural Utilities Cooperative Finance
              Corp.......................................           07/17/98                      5.460%             $   299,272
                                                                                                                     ------------
FINANCE-SUBSIDIARY--4.51%
    433     Deutsche Bank Financial Inc..................           07/07/98                      5.540                  432,600
                                                                                                                     ------------
FOOD, BEVERAGE & TOBACCO--3.09%
    296     Fortune Brands Inc...........................           07/01/98                      6.150                  296,000
                                                                                                                     ------------
INSURANCE--4.16%
    400     American General Corp........................           07/14/98                      5.510                  399,204
                                                                                                                     ------------
METALS & MINING--4.17%
    400     Rio Tinto America Inc........................           07/10/98                      5.550                  399,445
                                                                                                                     ------------
Total Commercial Paper (cost--$7,413,011)................                                                              7,413,011
                                                                                                                     ------------

SHORT-TERM CORPORATE OBLIGATIONS--6.78%
BROKER-DEALER--4.17%
    400     Bear Stearns Companies Inc...................     07/08/98 to 04/05/99           5.551 to 5.800*             400,000
                                                                                                                     ------------
COMPUTERS--2.61%
    250     IBM Credit Corp. MTN.........................           11/10/98                      5.731*                 250,000
                                                                                                                     ------------
Total Short-Term Corporate Obligations
(cost--$650,000).........................................                                                                650,000
                                                                                                                     ------------
Total Investments (cost--$9,612,649)--100.26%............                                                               9,612,649
Liabilities in excess of other assets--(0.26)%...........                                                                (25,026)
                                                                                                                     ------------
Net Assets--100.00%......................................                                                              $9,587,623
                                                                                                                     ------------
                                                                                                                     ------------

-----------------

*          Variable rate security--Maturity date reflects earlier of reset date or stated maturity. The interest rates shown are the current rates at June 30, 1998.
@          Interest rates shown are discount rates at dates of purchase.
MTN        Medium Term Note

                       Weighted average maturity--43 days

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

PRINCIPAL
 AMOUNT                                                          MATURITY                INTEREST
  (000)                                                           DATES                   RATES               VALUE
---------                                                  --------------------   ----------------------   -----------
U. S. GOVERNMENT OBLIGATIONS--5.32%
  $ 200     U.S. Treasury LINCS..........................        08/15/09                         6.000%   $  203,722
     45     U.S. Treasury Notes..........................        07/31/99                         5.875        45,154
     80     U.S. Treasury Notes..........................        04/30/02                         6.625        82,925
     75     U.S. Treasury Notes..........................        12/31/99                         7.750        77,344
                                                                                                           -----------
Total U. S. Government Obligations (cost--$402,372)......                                                     409,145
                                                                                                           -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.66%
    362     GNMA.........................................        01/15/24                         7.000       367,237
    208     GNMA.........................................        11/15/17                         8.500       221,754
                                                                                                           -----------
Total Government National Mortgage Association
  Certificates
  (cost--$558,325).......................................
                                                                                                              588,991
                                                                                                           -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--16.57%
    265     FNMA.........................................        02/02/06                         5.875       267,955
     60     FNMA.........................................        12/01/08                         6.000        58,835
    370     FNMA.........................................        10/01/23                         7.000       375,159
    340     FNMA.........................................        07/01/09                         7.500       349,134
    107     FNMA.........................................        09/01/11                         8.000       111,132
    110     FNMA.........................................        04/01/09                         7.000       112,237
                                                                                                           -----------
Total Federal National Mortgage Association Certificates
  (cost--$1,232,344).....................................                                                   1,274,452
                                                                                                           -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--7.33%
     96     Amresco Commercial Mortgage Funding I Corp.,
              Series 1997-C1, Class A1...................        06/17/29                         6.730        97,898
     11     CS First Boston Mortgage Securities Corp.,
              Series 1995-WF1-A1.........................        12/21/27                         6.452        11,293
     62     FDIC REMIC Trust 1994-C1, Class 2A2..........        09/25/25                         7.850        63,027
     51     FDIC REMIC Trust 1996-C1, Class 1A...........        05/25/26                         6.750        51,418
    180     Merrill Lynch Mortgage Investments Inc.,
              Series 1996-C1, Class A1...................        04/25/28                         7.150       185,875
    150     Morgan Stanley Capital I, Series 1997-WF1,
              Class A1+..................................        10/15/06                         6.830       154,071
                                                                                                           -----------
Total Collateralized Mortgage Obligations
  (cost--$551,640).......................................                                                     563,582
                                                                                                           -----------

CORPORATE BONDS--56.89%
BANKS--9.24%
    200     BankAmerica Corp.............................        06/15/04                         7.625       213,997
    225     JP Morgan & Company Inc......................        09/15/04                         7.625       241,898
    235     MBNA Capital 1...............................        12/01/26                         8.278       254,287
                                                                                                           -----------
                                                                                                              710,182
                                                                                                           -----------
FINANCIAL SERVICES--5.08%
    300     Commercial Credit Group Inc..................        05/01/02                         6.875       308,148
     80     First Industrial LP..........................        05/15/27                         7.150        82,647
                                                                                                           -----------
                                                                                                              390,795
                                                                                                           -----------
HOUSEHOLD PRODUCTS--2.96%
    225     Procter & Gamble Corp........................        01/15/26                         6.450       227,962
                                                                                                           -----------
INSURANCE--13.31%
    250     American Re Corp.............................        12/15/26                         7.450       279,192
    250     Equitable Life+..............................        12/01/05                         6.950       259,337
    225     Loews Corp...................................        12/15/06                         6.750       230,107

MITCHELL HUTCHINS SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                          MATURITY                INTEREST
  (000)                                                           DATES                   RATES               VALUE
---------                                                  --------------------   ----------------------   -----------
CORPORATE BONDS--(CONCLUDED)
INSURANCE--(CONCLUDED)
  $ 250     Travelers Property Casualty Corp.............        04/15/01                         6.750%   $  255,064
                                                                                                           -----------
                                                                                                            1,023,700
                                                                                                           -----------
LEISURE--3.14%
    225     Time Warner Inc..............................        06/15/05                         7.750       241,278
                                                                                                           -----------
MANUFACTURING--DIVERSIFIED--2.02%
    155     Tyco International Group S A.................        06/15/01                         6.125       155,426
                                                                                                           -----------
MEDIA--2.21%
    150     News America Holdings Inc....................        10/17/96                         8.250       169,592
                                                                                                           -----------
RETAIL--3.22%
    250     Wal Mart Stores Inc..........................        10/15/05                         5.875       247,748
                                                                                                           -----------
SECURITY SERVICES--3.04%
    225     Lehman Brothers Holdings Inc.................        09/15/03                         7.125       233,880
                                                                                                           -----------
YANKEE BONDS--12.67%
    225     ABN-AMRO Bank NV.............................        05/15/23                         7.750       254,280
    225     Dresdner Bank AG.............................        09/15/05                         6.625       228,920
    225     Societe Generale New York....................        06/01/06                         7.400       237,708
    250     Toronto Dominion Bank of Ontario.............        08/15/08                         6.500       253,732
                                                                                                           -----------
                                                                                                              974,640
                                                                                                           -----------
Total Corporate Bonds (cost--$4,105,277).................                                                   4,375,203
                                                                                                           -----------

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS--4.99%
    250     U. S. Treasury Bills.........................        07/23/98                         4.780@      249,270
    135     Federal Home Loan Mortgage Discount Notes....        07/14/98                         5.750@      134,734
                                                                                                           -----------
Total Short-Term U.S. Government Obligations
  (cost--$384,004).......................................                                                     384,004
                                                                                                           -----------

REPURCHASE AGREEMENT--0.52%
     40     Repurchase Agreement dated 6/30/98 with State
              Street Bank & Trust Company, collateralized
              by $24,946 U.S. Treasury Bonds, 11.25% due
              02/15/15 (value--$40,818); proceeds $40,006
              (cost--$40,000)............................        07/01/98                         5.000        40,000
                                                                                                           -----------
                                                                                                            7,635,377
Total Investments (cost--$7,273,962)--99.28%.............
                                                                                                             55,341
Other assets in excess of liabilities--0.72%.............
                                                                                                           -----------
Net Assets--100.00%......................................                                                  $7,690,718
                                                                                                           -----------
                                                                                                           -----------

-----------------

@          The interest rate shown is the discount rate at date of purchase.
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REMIC      Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

 PRINCIPAL
  AMOUNT                                                           MATURITY              INTEREST
   (000)                                                            DATES                  RATES              VALUE
-----------                                                  --------------------   -------------------   -------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS--14.27%
  $   150     Federal National Mortgage Association MTN....        09/17/07                     6.590%     $   159,032
      100     Federal National Mortgage Association MTN....        07/02/07                     6.640          106,335
      970     U.S. Treasury Bonds..........................        02/15/26                     6.000        1,009,104
      200     U.S. Treasury Inflation Index Notes..........        07/15/02                     3.625          204,570
                                                                                                          -------------
Total U. S. Government and Agency Obligations
  (cost--$1,473,091).......................................                                                  1,479,041
                                                                                                          -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--14.45%
      165     GNMA II ARM..................................        07/20/27                     6.000          167,019
      203     GNMA II ARM..................................        09/20/25                     7.000          207,941
      209     GNMA II ARM..................................        06/20/25                     7.375          214,316
      371     GNMA II ARM..................................        02/20/25                     6.875          379,820
      451     GNMA II ARM..................................        11/20/21                     7.000          462,566
       65     GNMA II ARM..................................        05/20/25                     7.375           66,629
                                                                                                          -------------
Total Government National Mortgage Association
  Certificates (cost--$1,494,120)..........................                                                  1,498,291
                                                                                                          -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.82%
      300     FHLMC (cost--$291,300).......................        06/01/28                     6.000          292,687
                                                                                                          -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--6.79%
      700     FNMA ARM (cost--$704,375)....................        08/25/28                     6.167          704,156
                                                                                                          -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--41.16%
       22     Countrywide Mortgage Backed Securities Inc.
                Series 1993-E, Class A1....................        01/25/24                     6.500           21,873
      166     FHLMC REMIC Series 1614, Class QZ............        11/15/23                     6.500          161,576
      191     FHLMC REMIC Series 1628, Class KZ............        12/15/23                     6.250          186,524
      193     FNMA REMIC Series 1991-57, Class Z...........        05/25/21                     6.500          191,891
      307     FNMA REMIC Series 1993-112, Class ZB.........        07/25/23                     7.000          316,179
       96     FNMA REMIC Series 1993-163, Class ZA.........        09/25/23                     7.000           99,575
      142     FNMA REMIC Series 1993-96, Class PZ..........        06/25/23                     7.000          152,052
       49     FNMA REMIC Series 1993-98, Class FZ..........        07/25/22                     6.003(1)        47,984
      317     FNMA REMIC Series G92-40, Class ZC...........        07/25/22                     7.000          318,856
      235     FNMA REMIC Series G93-16, Class K............        04/25/23                     5.000          204,156
      250     GMAC Commercial Mortgage Securities Inc.,
                Series 1998-C1, Class A2...................        03/15/08                     6.700          258,572
       64     Greenwich Capital Acceptance Inc., Series
                1991-B, Class A1, ARM......................        01/25/22                     7.607           65,328
      197     Greenwich Capital Acceptance Inc., REMIC
                Series 1992-LB6, Class A1, ARM.............        10/25/22                     7.242          199,142
      500     Merrill Lynch Mortgage Investors Inc., REMIC
                Series 1993-I, Class A3....................        11/15/23                     6.308(1)       514,530
      400     Prudential Home Mortgage Securities Corp.
                REMIC Series 1993-38, Class A7.............        09/25/23                     6.950          396,020
      475     Residential Funding Mortgage Services, REMIC
                Series 1997-S7, Class A5...................        05/25/27                     7.500          477,448
      674     Westam Mortgage Financial Corp., Series 14,
                Class 14A..................................        06/26/20                     5.350          654,906
                                                                                                          -------------
Total Collateralized Mortgage
  Obligations (cost--$3,920,143)...........................                                                  4,266,612
                                                                                                          -------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.22%
       35     FNMA REMIC Series 1993-235, Class G*(2)
                (cost--$19,402)............................        09/25/23                     6.749+          23,346
                                                                                                          -------------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

 PRINCIPAL
  AMOUNT                                                           MATURITY              INTEREST
   (000)                                                            DATES                  RATES              VALUE
-----------                                                  --------------------   -------------------   -------------
CORPORATE BONDS--34.95%
  $   300     Ford Motor Credit Corp.......................        11/09/98                     5.660%(1)  $   299,850
      250     Goldman Sachs Group L P......................        06/15/00                     6.375          251,546
      200     Gulf Canada Resources Ltd....................        08/15/99                     9.000          206,016
      300     Lehman Brothers Holdings Inc.................        01/12/99                     5.570(1)       299,692
      250     MBNA American Bank...........................        12/10/02                     6.063(1)       250,050
      100     National Power Corp..........................        05/15/28                     9.625           93,488
      500     Noranda Inc..................................        08/18/00                     6.449(1)       504,624
      200     Philip Morris Companies Inc..................        10/15/03                     8.250          216,945
      300     RJR Nabisco Inc..............................        12/01/02                     8.625          310,897
      250     Telecommunications Inc.......................        01/15/03                     8.250          270,158
      500     United Airlines Inc..........................        02/19/15                    10.850          656,475
      250     Worldcom Inc.................................        01/15/04                     9.375          263,438
                                                                                                          -------------
Total Corporate Bonds (cost--$3,597,068)...................                                                  3,623,179
                                                                                                          -------------

FOREIGN GOVERNMENT OBLIGATIONS--3.66%
      175     Federal Republic of Brazil...................        01/01/01                     6.875          169,312
      238     Republic of Argentina........................        03/31/05                     6.625          209,950
                                                                                                          -------------
Total Foreign Government Obligations (cost--$388,941)......                                                    379,262
                                                                                                          -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.29%
       30     U.S. Treasury Bills++ (cost--$29,869)........  07/23/98 to 08/20/98      4.71 to 4.93@            29,849
                                                                                                          -------------

REPURCHASE AGREEMENT--5.01%
      519     Repurchase Agreement dated 06/30/98 with
                State Street
                Bank & Trust Company, collateralized by
                $325,000
                U.S. Treasury Bonds, 11.25% due 02/15/15
                (value--$531,781); proceeds: $519,072
                (cost--$519,000)...........................        07/01/98                     5.000          519,000
                                                                                                          -------------
                                                                                                            12,815,423
Total Investments (cost--$12,437,309)--123.62%.............
                                                                                                            (2,448,330)
Liabilities in excess of other assets--(23.62)%............
                                                                                                          -------------
Net Assets--100.00%........................................                                               $10,367,093
                                                                                                          -------------
                                                                                                          -------------

-----------------

*          Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+          Estimated yield to maturity at June 30, 1998.
++         Entire or partial amount pledged as collateral for futures transactions.
@          Interest rates shown are discount rates at dates of purchase.
ARM        Adjustable Rate Mortgage--The interest rates shown are the current rates as of June 30, 1998.
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit
(1)        Floating rate securities--The interest rates shown are the current rates as of June 30, 1998.
(2)        Illiquid security represents 0.22% of net assets.

FUTURES CONTRACTS

 NUMBER OF                                                            IN                  EXPIRATION         UNREALIZED
 CONTRACTS                CONTRACTS TO RECEIVE                   EXCHANGE FOR                DATE            APPRECIATION
-----------   ---------------------------------------------  --------------------   ----------------------   --------
       18     5 year U.S. Treasury Notes...................    $      1,968,609          September 98        $ 5,766

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

PRINCIPAL
  AMOUNT                                                          MATURITY         INTEREST
  (000)                                                            DATES            RATES        VALUE
----------                                                 ----------------------  --------   ------------
LONG-TERM DEBT SECURITIES--91.94%
GERMANY--8.75%
                                                                                   6.500 to
     2,290  Federal Republic of Germany..................   09/20/01 to 11/11/04    8.250%    $ 1,444,024
                                                                                              ------------
GREECE--1.72%
                                                                                   9.200 to
    87,600  Republic of Hellenic.........................   03/21/00 to 03/21/02    9.800         283,667
                                                                                              ------------
HUNGARY--0.89%
                                                                                    16.000
                                                                                      to
    31,460  Government of Hungary........................   02/12/00 to 08/24/00    18.500        147,248
                                                                                              ------------
ITALY--1.92%
   475,000  Republic of Italy............................         04/01/04          8.500         316,442
                                                                                              ------------
JAPAN--2.77%
  US$  300  Nomura Asset Securities Corp.................         03/15/30          6.590         307,125
  US$  150  Sony Corp....................................         03/04/03          6.125         150,317
                                                                                              ------------
                                                                                                  457,442
                                                                                              ------------
KOREA--1.55%
                                                                                   8.750 to
  US$  275  Republic of Korea............................   04/15/03 to 04/15/08    8.875         256,312
                                                                                              ------------
MEXICO--0.74%
  US$  110  United Mexican States........................         09/15/16         11.375         122,237
                                                                                              ------------
NETHERLANDS--4.51%
                                                                                   6.000 to
     1,360  Government of Netherlands....................   09/15/01 to 01/15/06    8.750         743,893
                                                                                              ------------
POLAND--2.02%
       460  Republic of Poland...........................         02/12/00         14.000         121,088
  US$  320  Republic of Poland, PDI......................         10/27/24          3.000 #       212,000
                                                                                              ------------
                                                                                                  333,088
                                                                                              ------------
SPAIN--1.87%
    41,700  Government of Spain..........................         03/25/00         12.250         308,081
                                                                                              ------------
SWEDEN--3.20%
                                                                                    10.250
                                                                                      to
     3,400  Kingdom of Sweden............................   06/15/01 to 05/05/03    13.000        526,983
                                                                                              ------------
UNITED KINGDOM--12.18%
                                                                                   8.000 to
     1,042  United Kingdom Gilt..........................   07/14/00 to 12/07/15    13.000      2,008,102
                                                                                              ------------
UNITED STATES--49.82%
       308  Banc One Corp................................         09/01/00          6.250         309,135
       700  Clorox Corp..................................         07/15/01          8.800         752,782
  NZD  650  Federal National Mortgage Association........         06/20/02          7.250         335,928
                                                                                   7.200 to
       700  Ford Motor Credit Corp.......................   07/01/01 to 06/15/07    9.500         758,445
       185  General Motor Acceptance Corp................         01/22/03          5.875         183,277
       100  Philip Morris Co., Inc.......................         07/15/05          7.000         102,849
       600  U.S. Treasury Inflation Index Notes..........         04/15/28          3.625         593,063
                                                                                   6.250 to
     4,960  U.S. Treasury Notes..........................   08/15/99 to 05/15/07    8.000     5,180,921
                                                                                              ------------
                                                                                              8,216,400
                                                                                              ------------
Total Long-Term Debt Securities (cost--$15,303,889)......                                     15,163,919
                                                                                              ------------

SHORT-TERM DEBT SECURITIES--3.47%
GRAND CAYMAN--2.29%
JPY 52,124  State Street Bank Time Deposit...............         07/29/98          0.330         377,316
                                                                                              ------------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PRINCIPAL
  AMOUNT                                                          MATURITY         INTEREST
  (000)                                                            DATES            RATES        VALUE
----------                                                 ----------------------  --------   ------------
SHORT-TERM DEBT SECURITIES--(CONCLUDED)
NORWAY--1.18%
     1,455  Kingdom of Norway............................         01/31/99          9.000 %   $   194,313
                                                                                              ------------
Total Short-Term Debt Securities (cost--$567,484)........                                         571,629
                                                                                              ------------
                                                                                               15,735,548
Total Investments (cost--$15,871,373)--95.41%............
                                                                                                757,165
Other assets in excess of liabilities--4.59%.............
                                                                                              ------------
Net Assets--100.00%......................................                                     $16,492,713
                                                                                              ------------
                                                                                              ------------

-----------------

*          In local currency unless otherwise indicated
#          Reflects rate at June 30, 1998 on step up coupon rate instrument
NZD        New Zealand Dollar
PDI        Past Due Interest Bond

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                             UNREALIZED
                                     CONTRACT TO                                            APPRECIATION
                                       DELIVER    IN EXCHANGE FOR      MATURITY DATES      (DEPRECIATION)
                                     -----------  ---------------  ----------------------  --------------
British Pounds.....................      785,000  U.S.$ 1,292,001   07/13/98 to 08/06/98      $(17,868)
British Pounds.....................      510,500  U.S.$  851,290    07/01/98 to 09/01/98            29
British Pounds.....................      390,000  U.S.$  636,831          07/27/98             (13,520)
Canadian Dollars...................      525,795  U.S.$  357,849          07/09/98                 591
German Deutschemarks...............      769,000  U.S.$  424,618          07/15/98              (1,976)
German Deutschemarks...............      171,445  U.S.$   93,819          10/02/98              (1,289)
Netherland Guilder.................      550,000  U.S.$  269,608          09/28/98              (1,032)
Polish Zloties.....................      754,467  U.S.$  210,000          08/28/98              (5,158)
Swedish Kronas.....................    4,000,000  U.S.$  515,464          07/17/98              13,351
U.S. Dollars.......................      360,999  CAD   525,795           07/09/98              (3,741)
U.S. Dollars.......................      349,136  DEM   626,000           07/15/98              (1,604)
U.S. Dollars.......................      428,890  DEM   769,000           07/15/98              (2,296)
U.S. Dollars.......................      529,006  DEM   941,445     07/20/98 to 10/02/98        (6,266)
U.S. Dollars.......................      690,979  GBP   425,000     07/13/98 to 08/06/98        18,644
U.S. Dollars.......................      513,402  GBP   310,500           07/01/98               5,041
U.S. Dollars.......................      276,507  NLG   550,000           09/28/98              (5,867)
U.S. Dollars.......................      164,160  PLN   592,124           08/28/98               5,649
                                                                                           --------------
                                                                                              $(17,312)
                                                                                           --------------
                                                                                           --------------

CURRENCY TYPE ABBREVIATIONS:

CAD --Canadian Dollars
DEM--German Deutschemarks
GBP --British Pounds
NLG --Netherland Guilder
PLN --Polish Zloties

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------
COMMON STOCKS--54.56%
AIRLINES--2.32%
     2,500   Alaska Air Group Inc. ..........  $ 136,406
     3,400   AMR Corp.*......................    283,050
     1,800   UAL Corp.*......................    140,400
     3,200   US Airways Group, Inc.*.........    253,600
                                               ---------
                                                 813,456
                                               ---------
APPAREL, TEXTILES--0.33%
     3,500   Westpoint Stevens Inc.*.........    115,500
                                               ---------
BANKS--2.08%
     2,500   BankAmerica Corp. ..............    216,094
     2,000   BB & T Corp. ...................    135,250
     5,000   Chase Manhattan Corp. ..........    377,500
                                               ---------
                                                 728,844
                                               ---------
COMPUTER HARDWARE--2.66%
     1,500   CHS Electronics Inc.*...........     26,813
     4,100   Cisco Systems Inc.*.............    377,456
     7,200   Compaq Computer Corp. ..........    204,300
     2,300   Dell Computer Corp.*............    213,469
     5,400   Interface Inc. .................    109,012
                                               ---------
                                                 931,050
                                               ---------
COMPUTER SOFTWARE--2.39%
     1,500   BMC Software Inc.*..............     77,906
     5,800   Cadence Design Systems Inc.*....    181,250
     1,500   Compuware Corp.*................     76,688
     3,150   Networks Associated Inc.*.......    150,806
     2,600   Peoplesoft Inc.*................    122,200
     7,800   Sterling Software Inc.*.........    230,587
                                               ---------
                                                 839,437
                                               ---------
CONSUMER DURABLES--0.65%
     4,700   Furniture Brands International
               Inc.*.........................    131,894
     2,800   HON Industries Inc. ............     95,200
                                               ---------
                                                 227,094
                                               ---------
DEFENSE/AEROSPACE--1.99%
     1,100   Allied-Signal Inc. .............     48,813
     2,600   Boeing Co.......................    115,862
     4,500   Cordant Technologies Inc. ......    207,562
     1,300   Lockheed Martin Corp. ..........    137,637
     2,600   Lucasvarity PLC, ADR............    103,513
     1,600   Precision Castparts Corp. ......     85,400
                                               ---------
                                                 698,787
                                               ---------
DIVERSIFIED RETAIL--2.63%
     5,800   Dayton Hudson Corp. ............    281,300
     3,500   Family Dollar Stores Inc. ......     64,750
     4,500   Federated Department Stores,
               Inc.*.........................    242,156
     4,800   Fred Meyer Inc.*................    204,000
     3,200   Proffitts Inc.*.................    129,200
                                               ---------
                                                 921,406
                                               ---------
DRUGS & MEDICINE--3.40%
     5,900   American Home Products Corp. ...    305,325
 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------

DRUGS & MEDICINE--(CONCLUDED)
     4,100   Amerisource Health Corp.*.......  $ 269,319
     2,700   ICN Pharmaceuticals Inc. .......    123,356
     3,200   Schering-Plough Corp. ..........    293,200
     4,300   Watson Pharmaceuticals Inc.*....    200,756
                                               ---------
                                               1,191,956
                                               ---------
ELECTRIC UTILITIES--1.36%
     2,600   AES Corp.*......................    136,662
     2,100   Consolidated Edison Inc. .......     96,731
     3,100   Energy East Corp. ..............    129,038
     3,000   Utilicorp United Inc. ..........    113,063
                                               ---------
                                                 475,494
                                               ---------
ELECTRICAL EQUIPMENT--1.74%
     1,000   Honeywell Inc. .................     83,563
     2,900   Johnson Controls Inc. ..........    165,844
    10,600   Mettler Toledo International
               Inc.*.........................    212,662
     3,900   SCI Systems Inc.*...............    146,737
                                               ---------
                                                 608,806
                                               ---------
ENERGY RESERVES & PRODUCTION--0.99%
     2,100   Royal Dutch Petroleum Co. ......    115,106
     3,900   Texaco Inc. ....................    232,782
                                               ---------
                                                 347,888
                                               ---------
ENVIRONMENTAL SERVICES--0.38%
     2,700   USA Waste Services Inc.*........    133,313
                                               ---------
FINANCIAL SERVICES--0.25%
     2,300   CIT Group Inc. .................     86,250
                                               ---------
FOREST PRODUCTS, PAPER--0.48%
     3,800   Fort James Corp. ...............    169,100
                                               ---------
FOOD RETAIL--0.29%
     2,500   Safeway Inc.*...................    101,719
                                               ---------
FREIGHT, AIR, SEA & LAND--0.29%
     2,900   Airbourne Freight Corp. ........    101,319
                                               ---------
GAS UTILITY--0.38%
     1,350   Columbia Gas System Inc. .......     75,094
     2,300   MCN Energy Group Inc. ..........     57,212
                                               ---------
                                                 132,306
                                               ---------
HEAVY MACHINERY--0.62%
     3,400   Agco Corp. .....................     69,913
     2,800   Deere & Co. ....................    148,050
                                               ---------
                                                 217,963
                                               ---------
HOTELS--0.29%
     3,600   Hilton Hotels Corp. ............    102,600
                                               ---------
HOUSEHOLD PRODUCTS--0.30%
     3,800   Viad Corp. .....................    105,450
                                               ---------
INDUSTRIAL PARTS--2.80%
     1,750   American Standard Companies
               Inc.*.........................     78,203

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------
COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--(CONCLUDED)
     3,200   Black & Decker Corp. ...........  $ 195,200
     3,000   Crane Co. ......................    145,687
     3,900   Ingersoll Rand Co. .............    171,844
     3,000   Parker-Hannifin Corp. ..........    114,375
     3,000   United Technologies Corp. ......    277,500
                                               ---------
                                                 982,809
                                               ---------
INDUSTRIAL SERVICES/SUPPLIES--0.81%
     4,500   Tyco International Ltd. ........    283,500
                                               ---------
INFORMATION & COMPUTER SERVICES--0.34%
     3,100   Valassis Communications Inc.*...    119,544
                                               ---------
LIFE INSURANCE--1.85%
     3,900   Conseco Inc. ...................    182,325
     4,300   Protective Life Corp. ..........    157,756
     4,400   Reliastar Financial Corp. ......    211,200
     1,700   SunAmerica Inc. ................     97,644
                                               ---------
                                                 648,925
                                               ---------
LONG DISTANCE & PHONE COMPANIES--0.92%
     4,000   Bell Atlantic Corp. ............    182,500
     2,900   WorldCom Inc.*..................    140,469
                                               ---------
                                                 322,969
                                               ---------
MEDIA--0.05%
       600   Young & Rubicam Inc.*...........     19,200
                                               ---------
MEDICAL PROVIDERS--2.77%
     8,300   HEALTHSOUTH Corp.*..............    221,506
     6,500   Lincare Holdings Inc.*..........    273,406
     4,700   Phycor Inc.*....................     77,844
     5,600   Tenet Healthcare Corp.*.........    175,000
     3,000   Wellpoint Health Networks
               Inc.*.........................    222,000
                                               ---------
                                                 969,756
                                               ---------
MINING & METALS--1.05%
     3,400   Ispat International N.V.*.......     63,750
     3,500   Martin Marietta Materials ......    157,500
     7,300   Wyman Gordon Co.*...............    145,544
                                               ---------
                                                 366,794
                                               ---------
MOTOR VEHICLES--1.42%
     3,100   Borg Warner Automotive Inc. ....    148,994
     4,300   Chrysler Corp. .................    242,412
     2,100   Lear Corp.*.....................    107,756
                                               ---------
                                                 499,162
                                               ---------
OIL REFINING--1.47%
     1,600   British Petroleum PLC, ADR......    141,200
     3,000   Coastal Corp. ..................    209,437
     4,800   USX-Marathon Group..............    164,700
                                               ---------
                                                 515,337
                                               ---------
OIL SERVICES--0.82%
       300   Camco International Inc. .......     23,362
     1,300   Ensco International Inc. .......     22,588
 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------

OIL SERVICES--(CONCLUDED)
     2,600   EVI Weatherford Inc.*...........  $  96,525
     2,100   Schlumberger Ltd. ..............    143,456
                                               ---------
                                                 285,931
                                               ---------
OTHER INSURANCE--4.61%
     4,100   ACE Ltd. .......................    159,900
     1,800   Allstate Corp. .................    164,812
     2,150   Ambac Inc. .....................    125,775
     1,800   American International Group
               Inc. .........................    262,800
     2,300   CIGNA Corp. ....................    158,700
     3,100   Everest Reinsurance Holdings
               Inc. .........................    119,156
     2,100   Exel Ltd........................    163,406
     2,000   Fremont General Corp. ..........    108,375
     1,300   Loews Corp. ....................    113,263
     5,300   Old Republic International
               Corp. ........................    155,356
     1,500   Orion Capital Corp. ............     83,813
                                               ---------
                                               1,615,356
                                               ---------
PUBLISHING--1.05%
     3,100   Meredith Corp. .................    145,506
     2,800   New York Times Co., Class A.....    221,900
                                               ---------
                                                 367,406
                                               ---------
RAILROADS--0.41%
     3,500   Trinity Industries Inc. ........    145,250
                                               ---------
REAL PROPERTY--1.79%
     2,600   Chelsea GCA Realty Inc. ........    104,000
     3,200   Crescent Real Estate Equities...    107,600
     3,000   Equity Residential Properties
               Trust.........................    142,312
     3,100   LaFarge Corp.*..................    121,869
     2,150   Starwood Lodging Corp. .........    103,872
     1,200   Vornado Realty Trust............     47,625
                                               ---------
                                                 627,278
                                               ---------
SECURITIES & ASSET MANAGEMENT--1.72%
     2,300   Lehman Brothers Holdings
               Inc. .........................    178,394
     3,500   Morgan Stanley, Dean Witter,
               Discover & Co. (1)............    319,812
     1,700   Travelers Group Inc. ...........    103,063
                                               ---------
                                                 601,269
                                               ---------
SEMICONDUCTOR--0.56%
     5,000   Applied Materials Inc.*.........    147,500
     4,500   Integrated Process Equipment
               Corp.*........................     50,625
                                               ---------
                                                 198,125
                                               ---------
SPECIALTY RETAIL--2.59%
     3,000   99 Cents Only Stores*...........    124,500
     5,700   Claire's Stores Inc. ...........    116,850
     5,325   Dollar General Corp. ...........    210,671
     6,900   Office Depot Inc.*..............    217,781
     4,100   Staples, Inc.*..................    118,644
     3,700   Zale Corp.*.....................    117,706
                                               ---------
                                                 906,152
                                               ---------

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------
THRIFT--1.25%
     4,625   Ahmanson, H F & Co. ............  $ 328,375
     2,900   Greenpoint Financial Corp. .....    109,113
                                               ---------
                                                 437,488
                                               ---------
TOBACCO--0.46%
     4,100   Phillip Morris Companies
               Inc. .........................    161,438
                                               ---------
Total Common Stocks (cost--$14,625,914)......  19,123,427
                                               ---------
 NUMBER OF
  SHARES                                         VALUE
-----------                                    ---------
PREFERRED STOCKS--1.76%
ENERGY RESERVES & PRODUCTION--0.52%
     3,000   Devon Financing Trust+..........  $ 183,375
                                               ---------
LONG DISTANCE & PHONE COMPANIES--0.30%
     1,250   ICG Communications Inc.+........    103,594
                                               ---------
MOTOR VEHICLES--0.64%
     3,000   Federal Mogul Financing
               Trust+........................    222,375
                                               ---------
THRIFT--0.30%
     2,000   Tosco Financing Trust+..........    107,000
                                               ---------
Total Preferred Stock (cost--$462,500).......    616,344
                                               ---------

PRINCIPAL
 AMOUNT                           MATURITY  INTEREST
  (000)                            DATES     RATES
---------                        ---------- --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--18.86%
 $   185    Federal Home Loan
              Mortgage Corp.....  03/18/08   6.220 %      185,870
     420    Federal National
              Mortgage
              Association MTN...  01/22/03   5.700        417,239
     300    Federal National
              Mortgage
              Association MTN...  11/21/07   6.550        304,562
   2,000    U.S. Treasury
              Bills.............  07/16/98   4.760 @    1,996,033
   1,566    U.S. Treasury
              Bonds.............  02/15/21   7.875      1,987,353
                                  09/30/99
   1,708    U.S. Treasury            to     5.500 to
              Notes.............  02/15/08   7.125      1,719,653
                                                      -----------
Total U.S. Government and Agency
  Obligations
  (cost--$6,583,269)............                        6,610,710
                                                      -----------

MORTGAGE BACKED SECURITIES--9.66%
FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.17%
     470    FNMA................  03/15/01   5.625        469,558
     130    FNMA................  01/01/26   7.500        133,841
     104    FNMA................  02/01/25   9.000        110,955
      57    FNMA................  02/01/25   9.500         61,908
   1,040    FNMA TBA............    TBA      6.500      1,035,443
                                                      -----------
Total Federal National Mortgage
  Association
  (cost--$1,806,197)............                        1,811,705
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.78%
     585    GNMA
             (cost--$616,934)...  11/15/17   8.500        623,995
                                                      -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.71%
     110    Amresco Commercial
              Mortgage Funding I
              Corp. Series
              1997-C1, Class
              A1................  06/17/29   6.730        112,582
      11    CS First Boston
              Mortgage
              Securities Corp.,
              Series 1995-WF1,
              Class A...........  12/21/27   6.452         11,293
      99    CS First Boston
              Mortgage
              Securities Corp.,
              Series 1997-2,
              Class A+..........  06/25/20   7.500        101,709
      70    DLJ Mortgage
              Acceptance Corp.,
              Series 1997-CF1,
              Class A1A.........  05/15/06   7.400         73,814
      76    FDIC REMIC Series
              1996-C1 Class
              1A................  05/25/26   6.750         77,127
      75    FDIC REMIC Trust
              1994-C1, Class
              2A2...............  09/25/25   7.850         75,633
     105    FNMA REMIC Series
              1996-M4 Class A...  03/17/17   7.750        107,789
      71    FNMA REMIC Series
              1996-M6 Class E...  09/17/19   7.750         71,582
      94    GMAC Commercial
              Mortgage Security,
              Series 1996-C1,
              Class A2A.........  09/15/03   6.790         96,448

MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO

PRINCIPAL
 AMOUNT                           MATURITY  INTEREST
  (000)                            DATES     RATES       VALUE
---------                        ---------- --------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $   108    Merrill Lynch
              Mortgage
              Investments Inc.,
              Series 1996-C1,
              Class A1..........  04/25/28   7.150 %  $   111,525
     107    Morgan Stanley
              Capital I Inc.,
              Series 1997-WF1,
              Class A1+.........  10/15/06   6.830        110,738
                                                      -----------
Total Collateralized Mortgage
  Obligations
  (cost--$933,093)..............                          950,240
                                                      -----------
Total Mortgage Backed Securities
  (cost--$3,356,224)............                        3,385,940
                                                      -----------

CORPORATE BONDS--15.85%
     250    ABN-AMRO Bank NV....  12/01/26   7.300        257,876
     225    American Re
              Corp. ............  12/15/26   7.450        251,273
     175    BT Institutional
              Capital Trust
              A+................  12/01/26   8.090        189,226
     125    Canadian Imperial
              Bank Commerce.....  08/01/00   6.200        125,979
     125    Equitable Life+.....  12/01/05   6.950        129,668
     250    Ford Motor Credit
              Corp. ............  01/25/01   5.750        248,534
     975    General Motors
              Acceptance
              Corp. ............  01/22/03   5.875        965,918
     415    International Bank
              For Reconstruction
              & Development.....  03/17/03   5.625        414,670
     280    Lehman Brothers
              Holdings Inc. ....  09/15/03   7.125        291,051
     225    Loews Corp. ........  12/15/06   6.750        230,107
     150    Lumbermans Mutual
              Casualty Co.+.....  07/01/26   9.150        180,213
     350    News America
              Holdings Inc. ....  10/17/96   8.250        395,715
     150    Occidental Petroleum
              Corp. ............  04/01/03   6.400        151,014
     150    Phillip Morris
              Companies Inc. ...  01/15/27   7.750        162,484
     125    Royal Caribbean
              Cruises Ltd. .....  10/15/27   7.500        131,909
     765    Sony Corp. .........  03/04/03   6.125        766,619
     280    Tyco International
              Group S A.........  06/15/01   6.125        280,769
     220    U.S. West Capital
              Funding Inc. .....  07/15/08   6.375        219,028
     150    W.R. Berkley Capital
              Trust.............  12/15/45   8.197        161,840
                                                      -----------
Total Corporate Bonds
  (cost--$5,385,800)............                        5,553,893
                                                      -----------

CONVERTIBLE BONDS--1.09%
     150    Converse Technology
              Inc. .............  07/01/05   4.500        152,250
     200    Omnicare Inc.+......  12/01/07   5.000        230,750
                                                      -----------
Total Convertible Bonds
  (cost--$350,000)..............                          383,000
                                                      -----------

REPURCHASE AGREEMENT--0.56%
     195    Repurchase Agreement
              dated 6/30/98,
              with State Street
              Bank & Trust
              Company,
              collateralized by
              $121,613 U.S.
              Treasury Bonds,
              11.25% due
              02/15/15
              (value--$198,989);
              proceeds: $195,027
             (cost--$195,000)...  07/01/98   5.000        195,000
                                                      -----------
Total Investments
 (cost--$30,958,707)--102.34%...                       35,868,314
Liabilities in excess of other
assets--(2.34)%.................                        (819,155)
                                                      -----------
Net Assets--100.00%.............                      $35,049,159
                                                      -----------
                                                      -----------

-----------------

*          Non-income producing security
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@          Interest rate shown is the discount rate at date of purchase.
ADR        American Depositary Receipt
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)        Security, or a portion thereof, was on loan at June 30, 1998.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--94.72%
AIRLINES--2.76%
   1,400   Alaska Air Group Inc....................................................................  $    76,387
   3,600   AMR Corp.*..............................................................................      299,700
   1,500   UAL Corp.*..............................................................................      117,000
   2,500   USAir Group, Inc........................................................................      198,125
                                                                                                     -----------
                                                                                                         691,212
                                                                                                     -----------
APPAREL, RETAIL--1.31%
  13,600   TJX Companies, Inc......................................................................      328,100
                                                                                                     -----------
APPAREL, TEXTILES--0.86%
   2,000   Warnaco Group Inc., Class A.............................................................       84,875
   4,000   Westpoint Stevens Inc.*.................................................................      132,000
                                                                                                     -----------
                                                                                                         216,875
                                                                                                     -----------
BANKS--8.39%
  10,000   Banc One Corp...........................................................................      558,125
   3,400   Bank of New York Co. Inc................................................................      206,337
   4,000   BankAmerica Corp........................................................................      345,750
   1,700   BB & T Corp.............................................................................      114,963
   6,344   Chase Manhattan Corp....................................................................      478,972
   3,800   Norwest Corp............................................................................      142,025
   6,000   US Bancorp of Oregon, Inc...............................................................      258,000
                                                                                                     -----------
                                                                                                       2,104,172
                                                                                                     -----------
CHEMICALS--0.77%
   2,600   DuPont (E.I.) de Nemours & Co...........................................................      194,025
                                                                                                     -----------
COMPUTER HARDWARE--5.12%
   2,100   CHS Electronics Inc.*...................................................................       37,537
   4,350   Cisco Systems, Inc.*....................................................................      400,472
   9,600   Compaq Computer Corp....................................................................      272,400
   4,800   Dell Computer Corp.*....................................................................      445,500
   6,400   Interface Inc...........................................................................      129,200
                                                                                                     -----------
                                                                                                       1,285,109
                                                                                                     -----------
COMPUTER SOFTWARE--3.62%
   3,000   Autodesk, Inc...........................................................................      115,875
   1,500   BMC Software Inc.*......................................................................       77,906
   6,300   Cadence Design Systems Inc.*............................................................      196,875
   1,500   Compuware Corp.*........................................................................       76,688
   2,550   Networks Associated Inc.*...............................................................      122,081
   3,000   Peoplesoft Inc.*........................................................................      141,000
   6,000   Sterling Software Inc.*.................................................................      177,375
                                                                                                     -----------
                                                                                                         907,800
                                                                                                     -----------
CONSUMER DURABLES--1.38%
   4,000   Furniture Brands International Inc.*....................................................      112,250
   4,000   HON Industries Inc......................................................................      136,000
   4,000   Miller Herman Inc.......................................................................       97,250
                                                                                                     -----------
                                                                                                         345,500
                                                                                                     -----------
DEFENSE/AEROSPACE--4.32%
   4,550   AAR Corp................................................................................      134,509
   3,400   Allied-Signal, Inc......................................................................      150,875
   4,000   Boeing Co...............................................................................      178,250
   3,400   Cordant Technologies Inc................................................................      156,825
   2,500   Lockheed Martin Corp....................................................................      264,688
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

DEFENSE/AEROSPACE--(CONCLUDED)
   1,620   Lucasvarity PLC, ADR....................................................................  $    64,496
   2,500   Precision Castparts Corp................................................................      133,438
                                                                                                     -----------
                                                                                                       1,083,081
                                                                                                     -----------
DIVERSIFIED RETAIL--3.61%
   7,000   Dayton Hudson Corp......................................................................      339,500
   3,700   Family Dollar Stores Inc................................................................       68,450
   3,800   Federated Department Stores, Inc.*......................................................      204,487
   4,400   Fred Meyer Inc.*........................................................................      187,000
   2,600   Proffitts Inc.*.........................................................................      104,975
                                                                                                     -----------
                                                                                                         904,412
                                                                                                     -----------
DRUGS & MEDICINE--6.75%
   4,200   American Home Products Corp.............................................................      217,350
   2,700   Amerisource Health Corp.*...............................................................      177,356
   2,100   Bristol-Myers Squibb Co.................................................................      241,369
   4,350   ICN Pharmaceuticals Inc.................................................................      198,741
   5,000   Pharmacia & Upjohn Inc..................................................................      230,625
   4,600   Schering-Plough Corp....................................................................      421,475
   4,400   Watson Pharmaceuticals, Inc.*...........................................................      205,425
                                                                                                     -----------
                                                                                                       1,692,341
                                                                                                     -----------
ELECTRIC UTILITIES--1.99%
   3,000   AES Corp.*..............................................................................      157,687
   3,000   Consolidated Edison Inc.................................................................      138,188
   2,600   Energy East Corp........................................................................      108,225
   2,500   Utilicorp United Inc....................................................................       94,219
                                                                                                     -----------
                                                                                                         498,319
                                                                                                     -----------
ELECTRICAL EQUIPMENT--2.35%
     800   Honeywell Inc...........................................................................       66,850
   3,200   Johnson Controls Inc....................................................................      183,000
   7,600   Mettler Toledo International Inc.*......................................................      152,475
   5,000   SCI Systems Inc.*.......................................................................      188,125
                                                                                                     -----------
                                                                                                         590,450
                                                                                                     -----------
ENERGY RESERVES & PRODUCTION--1.74%
   3,600   Royal Dutch Petroleum Co................................................................      197,325
   4,000   Texaco, Inc.............................................................................      238,750
                                                                                                     -----------
                                                                                                         436,075
                                                                                                     -----------
ENVIRONMENTAL SERVICES--0.81%
   3,300   Republic Services Inc...................................................................       79,200
   2,500   USA Waste Services Inc.*................................................................      123,438
                                                                                                     -----------
                                                                                                         202,638
                                                                                                     -----------
FINANCIAL SERVICES--1.48%
   1,000   American Express Co.....................................................................      114,000
   2,500   CIT Group Inc...........................................................................       93,750
   1,800   General Electric Co.....................................................................      163,800
                                                                                                     -----------
                                                                                                         371,550
                                                                                                     -----------
FOREST PRODUCTS, PAPER--1.30%
   5,000   Fort James Corp.........................................................................      222,500

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--(CONTINUED)
FOREST PRODUCTS, PAPER--(CONCLUDED)
   1,600   United Stationers Inc.*.................................................................  $   103,600
                                                                                                     -----------
                                                                                                         326,100
                                                                                                     -----------
FOOD RETAIL--1.19%
   3,000   Kroger Co.*.............................................................................      128,625
   4,200   Safeway Inc.*...........................................................................      170,887
                                                                                                     -----------
                                                                                                         299,512
                                                                                                     -----------
FREIGHT, AIR, SEA & LAND--0.47%
   3,400   Airbourne Freight Corp..................................................................      118,788
                                                                                                     -----------
GAS UTILITY--1.65%
   4,350   Columbia Gas System, Inc................................................................      241,969
   2,000   K N Energy Inc..........................................................................      108,375
   2,600   MCN Energy Group Inc....................................................................       64,675
                                                                                                     -----------
                                                                                                         415,019
                                                                                                     -----------
HEAVY MACHINERY--1.51%
   2,900   Agco Corp...............................................................................       59,631
   3,300   Case Corp...............................................................................      159,225
   3,000   Deere & Co..............................................................................      158,625
                                                                                                     -----------
                                                                                                         377,481
                                                                                                     -----------
HOTELS--0.26%
   2,300   Hilton Hotels Corp......................................................................       65,550
                                                                                                     -----------
INDUSTRIAL PARTS--4.32%
   2,700   American Standard Companies Inc.*.......................................................      120,656
   2,500   Black & Decker Corp.....................................................................      152,500
   3,450   Crane Co................................................................................      167,541
   4,900   Ingersoll Rand Co.......................................................................      215,906
   2,700   Parker-Hannifin Corp....................................................................      102,938
   3,500   United Technologies Corp................................................................      323,750
                                                                                                     -----------
                                                                                                       1,083,291
                                                                                                     -----------
INDUSTRIAL SERVICES/SUPPLIES--1.51%
   6,000   Tyco International Ltd..................................................................      378,000
                                                                                                     -----------
INFORMATION & COMPUTER SERVICES--0.40%
   2,600   Valassis Communications Inc.*...........................................................      100,263
                                                                                                     -----------
LEISURE--0.38%
   3,400   Viad Corp...............................................................................       94,350
                                                                                                     -----------
LIFE INSURANCE--2.49%
   4,500   Conseco Inc.............................................................................      210,375
   3,200   Protective Life Corp....................................................................      117,400
   4,600   ReliaStar Financial Corp................................................................      220,800
   1,300   SunAmerica Inc..........................................................................       74,669
                                                                                                     -----------
                                                                                                         623,244
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--1.58%
   3,400   Bell Atlantic Corp......................................................................      155,125
   2,400   SBC Communications, Inc.................................................................       96,000
   3,000   WorldCom, Inc.*.........................................................................      145,312
                                                                                                     -----------
                                                                                                         396,437
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

MEDIA--0.06%
     500   Young & Rubicam Inc.*...................................................................  $    16,000
                                                                                                     -----------
MEDICAL PROVIDERS--2.96%
   5,100   HEALTHSOUTH Corp.*......................................................................      136,106
   4,600   Lincare Holdings Inc.*..................................................................      193,487
   6,800   Phycor Inc.*............................................................................      112,625
   4,650   Tenet Healthcare Corp.*.................................................................      145,313
   2,100   Wellpoint Health Networks Inc.*.........................................................      155,400
                                                                                                     -----------
                                                                                                         742,931
                                                                                                     -----------
MINING & METALS--0.99%
   3,100   Ispat International N.V.*...............................................................       58,125
   2,700   Martin Marietta Materials...............................................................      121,500
   3,400   Wyman Gordon Co.*.......................................................................       67,788
                                                                                                     -----------
                                                                                                         247,413
                                                                                                     -----------
MOTOR VEHICLES--1.80%
   3,400   Borg Warner Automotive Inc..............................................................      163,412
   3,000   Chrysler Corp...........................................................................      169,125
   2,300   Lear Corp.*.............................................................................      118,019
                                                                                                     -----------
                                                                                                         450,556
                                                                                                     -----------
OIL REFINING--2.40%
   2,000   British Petroleum PLC, ADR..............................................................      176,500
   2,300   Coastal Corp............................................................................      160,569
   4,200   USX-Marathon Group......................................................................      144,112
   4,000   YPF Sociedad Anonima (Series D) ADR.....................................................      120,250
                                                                                                     -----------
                                                                                                         601,431
                                                                                                     -----------
OIL SERVICES--1.35%
   1,300   Camco International Inc.................................................................      101,237
   2,200   Ensco International Inc.................................................................       38,225
   1,200   EVI Weatherford Inc.*...................................................................       44,550
   1,000   Halliburton Co..........................................................................       44,563
   1,600   Schlumberger Ltd........................................................................      109,300
                                                                                                     -----------
                                                                                                         337,875
                                                                                                     -----------
OTHER INSURANCE--6.65%
   5,200   ACE Ltd.................................................................................      202,800
   2,500   Allstate Corp...........................................................................      228,906
   2,250   Ambac Inc...............................................................................      131,625
   2,000   American International Group Inc........................................................      292,000
   2,700   CIGNA Corp..............................................................................      186,300
   2,600   Everest Reinsurance Holdings Inc........................................................       99,937
   1,700   Exel Ltd................................................................................      132,281
   1,700   Fremont General Corp....................................................................       92,119
   1,200   Loews Corp..............................................................................      104,550
   4,050   Old Republic International Corp.........................................................      118,716
   1,400   Orion Capital Corp......................................................................       78,225
                                                                                                     -----------
                                                                                                       1,667,459
                                                                                                     -----------
PUBLISHING--1.21%
   2,600   Meredith Corp...........................................................................      122,037
   2,300   New York Times Co., Class A.............................................................      182,275
                                                                                                     -----------
                                                                                                         304,312
                                                                                                     -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------
COMMON STOCKS--(CONCLUDED)
RAILROADS--0.41%
   2,500   Trinity Industries Inc..................................................................  $   103,750
                                                                                                     -----------
REAL PROPERTY--2.05%
   1,000   Cabot Industrial Trust..................................................................       21,375
   1,500   Chelsea GCA Realty Inc..................................................................       60,000
   2,937   Equity Residential Properties Trust.....................................................      139,324
   2,500   Lafarge Corp.*..........................................................................       98,281
   3,050   Starwood Lodging Corp...................................................................      147,353
   1,200   Vornado Reality Trust...................................................................       47,625
                                                                                                     -----------
                                                                                                         513,958
                                                                                                     -----------
RESTAURANTS--0.51%
   3,300   Outback Steakhouse Inc..................................................................      128,700
                                                                                                     -----------
SECURITIES & ASSET MANAGEMENT--2.31%
   1,000   Lehman Brothers Holdings Inc............................................................       77,563
   3,900   Morgan Stanley, Dean Witter, Discover & Co..............................................      356,362
   2,400   Travelers Group Inc.....................................................................      145,500
                                                                                                     -----------
                                                                                                         579,425
                                                                                                     -----------
SEMICONDUCTOR--1.01%
   6,300   Applied Materials Inc.*.................................................................      185,850
   6,000   Integrated Process Equipment Corp.*.....................................................       67,500
                                                                                                     -----------
                                                                                                         253,350
                                                                                                     -----------
SPECIALTY RETAIL--3.94%
   3,500   99 Cents Only Stores*...................................................................      145,250
   5,100   Claire's Stores Inc.....................................................................      104,550
   6,327   Dollar General Corp.....................................................................      250,312
   5,800   Office Depot Inc.*......................................................................      183,063
NUMBER OF
 SHARES                                                                                                 VALUE
---------                                                                                            -----------

SPECIALTY RETAIL--(CONCLUDED)

   4,000   Office Max Inc..........................................................................  $    66,000
   4,300   Staples, Inc.*..........................................................................      124,431
   3,600   Zale Corp.*.............................................................................      114,525
                                                                                                     -----------
                                                                                                         988,131
                                                                                                     -----------
THRIFT--1.65%
   4,555   Ahmanson, H F & Co......................................................................      323,405
   2,400   Greenpoint Financial Corp...............................................................       90,300
                                                                                                     -----------
                                                                                                         413,705
                                                                                                     -----------
TOBACCO--1.10%
   7,000   Phillip Morris Co. Inc..................................................................      275,625
                                                                                                     -----------
Total Common Stocks (cost--$17,147,932)............................................................   23,754,315
                                                                                                     -----------

PREFERRED STOCK--2.36%
AGRICULTURE, FOOD & BEVERAGE--0.25%
   1,000   Ralston Purina Co.......................................................................       63,500
                                                                                                     -----------
ENERGY RESERVES & PRODUCTION--0.49%
   2,000   Devon Financing Trust+..................................................................      122,250
                                                                                                     -----------
LONG DISTANCE & PHONE COMPANIES--0.41%
   1,250   ICG Communications Inc.+................................................................      103,594
                                                                                                     -----------
MOTOR VEHICLES--0.89%
   3,000   Federal Mogul Financing Trust+..........................................................      222,375
                                                                                                     -----------
THRIFT--0.32%
   1,500   Tosco Financing Trust+..................................................................       80,250
                                                                                                     -----------
Total Preferred Stock (cost--$449,438).............................................................      591,969
                                                                                                     -----------

PRINCIPAL
 AMOUNT                                                             MATURITY           INTEREST
  (000)                                                              DATES              RATES
---------                                                     --------------------  --------------

CONVERTIBLE BONDS--1.15%
$     20   Bell Atlantic Financial..........................        04/01/03         5.750        %      20,475
     150   Converse Technology Inc..........................        07/01/05         4.500              152,250
     100   Omnicare Inc.....................................        12/01/07         5.000              115,375
                                                                                                    -----------
Total Convertible Bonds (cost--$279,000)....................                                            288,100
                                                                                                    -----------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--1.59%
     400   U.S. Treasury Bills (cost--$398,820).............        07/23/98         4.830@             398,820
                                                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                             MATURITY           INTEREST
  (000)                                                               DATE               RATE          VALUE
---------                                                     --------------------  --------------  -----------
REPURCHASE AGREEMENT--0.30%
$     75   Repurchase agreement 06/30/98, with State Street
             Bank & Trust, collateralized by $46,774 U.S.
             Treasury Bonds, 11.250% due 02/15/15
             (value--$76,534); proceeds: $75,010
             (cost--$75,000)................................        07/01/98            5.000%      $    75,000
                                                                                                    -----------
Total Investments (cost--$18,341,190)--100.12%..............                                         25,108,204
Liabilities in excess of other assets--(0.12)%..............                                            (30,699)
                                                                                                    -----------
Net Assets--100.00%.........................................                                        $25,077,505
                                                                                                    -----------
                                                                                                    -----------

-----------------

*          Non-Income producing security
+          Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@          Interest rate shown is discount rate at date of purchase.
ADR        American Depositary Receipt

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

 NUMBER OF
   SHARES                                                                                            VALUE
------------                                                                                     -------------
COMMON STOCKS--95.28%
AIRLINES--1.92%
       3,600   AMR Corp.*......................................................................  $     299,700
       8,700   Alaska Air Group Inc............................................................        474,694
                                                                                                 -------------
                                                                                                       774,394
                                                                                                 -------------
APPAREL, RETAIL--0.48%
       8,000   TJX Companies, Inc. ............................................................        193,000
                                                                                                 -------------
APPAREL, TEXTILES--0.52%
       5,000   Warnaco Group Inc. Class A .....................................................        212,188
                                                                                                 -------------
BANKS--1.95%
       3,600   Banc One Corp...................................................................        200,925
       2,200   Chase Manhattan Corp............................................................        166,100
       2,250   Fifth Third Bancorp.............................................................        141,750
       4,000   Mellon Bank Corp. ..............................................................        278,500
                                                                                                 -------------
                                                                                                       787,275
                                                                                                 -------------
CHEMICALS--1.66%
      10,500   Cytec Industries Inc.*..........................................................        464,625
       5,600   Sealed Air Corp.*...............................................................        205,800
                                                                                                 -------------
                                                                                                       670,425
                                                                                                 -------------
COMPUTER HARDWARE--5.77%
       9,000   Cisco Systems Inc.*.............................................................        828,562
       9,800   Compaq Computer Corp............................................................        278,075
       8,400   Dell Computer Corp.*............................................................        779,100
      10,000   EMC Corp.*......................................................................        448,125
                                                                                                 -------------
                                                                                                     2,333,862
                                                                                                 -------------
COMPUTER SOFTWARE--6.91%
       5,000   Autodesk, Inc...................................................................        193,125
       6,600   BMC Software Inc.*..............................................................        342,788
      10,000   Cadence Design Systems Inc.*....................................................        312,500
       4,400   Compuware Corp.*................................................................        224,950
       3,000   Microsoft Corp.*................................................................        325,125
       6,750   Network Associates Inc.*........................................................        323,156
      12,000   Peoplesoft Inc.*................................................................        564,000
      10,500   Sterling Commerce Inc.*.........................................................        509,250
                                                                                                 -------------
                                                                                                     2,794,894
                                                                                                 -------------
CONSUMER DURABLES--0.25%
       3,000   HON Industries Inc. ............................................................        101,625
                                                                                                 -------------
DEFENSE/AEROSPACE--0.66%
       5,000   Precision Castparts Corp. ......................................................        266,875
                                                                                                 -------------
DIVERSIFIED RETAIL--4.22%
       8,500   Costco Co. Inc.*................................................................        536,031
       5,000   Dayton Hudson Corp. ............................................................        242,500
       3,300   Federated Department Stores, Inc.*..............................................        177,581
       8,800   Proffitts Inc.*.................................................................        355,300
       6,500   Wal Mart Stores, Inc. ..........................................................        394,875
                                                                                                 -------------
                                                                                                     1,706,287
                                                                                                 -------------
DRUGS & MEDICINE--4.09%
       4,000   Schering-Plough Corp. ..........................................................        366,500
       3,300   Warner Lambert Co. .............................................................        228,938
 NUMBER OF
   SHARES                                                                                            VALUE
------------                                                                                     -------------

DRUGS & MEDICINE--(CONCLUDED)
      22,700   Watson Pharmaceuticals, Inc.*...................................................  $   1,059,806
                                                                                                 -------------
                                                                                                     1,655,244
                                                                                                 -------------
ELECTRICAL EQUIPMENT--1.61%
       3,000   Lucent Technologies Inc.........................................................        249,563
       5,000   SCI Systems Inc.*...............................................................        188,125
       3,000   Tellabs, Inc.*..................................................................        214,875
                                                                                                 -------------
                                                                                                       652,563
                                                                                                 -------------
ENTERTAINMENT--5.80%
      11,000   Carnival Corp...................................................................        435,875
      20,000   Cinar Films Inc.*...............................................................        390,000
       6,000   Premier Parks Inc.*.............................................................        399,750
       9,000   Time Warner Inc.................................................................        768,937
       6,000   Viacom, Inc. Class B*...........................................................        349,500
                                                                                                 -------------
                                                                                                     2,344,062
                                                                                                 -------------
ENVIRONMENTAL SERVICES--2.15%
      16,500   Republic Industries Inc.*.......................................................        412,500
       9,800   Republic Services Inc.* ........................................................        235,200
       4,500   USA Waste Services Inc.*........................................................        222,187
                                                                                                 -------------
                                                                                                       869,887
                                                                                                 -------------
FINANCIAL SERVICES--5.74%
       4,000   American Express Co.............................................................        456,000
       3,200   Associates First Capital Corp...................................................        246,000
       6,000   CIT Group, Inc..................................................................        225,000
       8,000   Federal Home Loan Mortgage Corp. ...............................................        376,500
       5,500   Federal National Mortgage Association...........................................        334,125
       7,000   MBNA Corp.......................................................................        231,000
       9,250   SLM Holding Corp................................................................        453,250
                                                                                                 -------------
                                                                                                     2,321,875
                                                                                                 -------------
FOOD RETAIL--1.93%
       3,000   Kroger Co.*.....................................................................        128,625
      16,000   Safeway Inc.*...................................................................        651,000
                                                                                                 -------------
                                                                                                       779,625
                                                                                                 -------------
HOTELS--0.28%
      10,000   Extended Stay America Inc.*.....................................................        112,500
                                                                                                 -------------
INDUSTRIAL PARTS--2.22%
       6,000   Illinois Tool Works, Inc. ......................................................        400,125
       5,000   Ingersoll Rand Co. .............................................................        220,312
       3,000   United Technologies Corp. ......................................................        277,500
                                                                                                 -------------
                                                                                                       897,937
                                                                                                 -------------
INDUSTRIAL SERVICES/SUPPLIES--2.11%
      11,800   Cendant Corp.*..................................................................        246,325
       9,626   Tyco International Ltd. ........................................................        606,438
                                                                                                 -------------
                                                                                                       852,763
                                                                                                 -------------
INFORMATION & COMPUTER SERVICES--6.66%
       1,800   America Online Inc.*............................................................        190,800
      22,000   HBO & Co. ......................................................................        776,875
      13,000   Keane Inc.*.....................................................................        729,625

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

 NUMBER OF
   SHARES                                                                                            VALUE
------------                                                                                     -------------
COMMON STOCKS--(CONCLUDED)
INFORMATION & COMPUTER SERVICES--(CONCLUDED)
       4,400   Omnicom Group...................................................................  $     219,450
      11,800   Paychex, Inc....................................................................        480,112
      25,000   Princeton Video Image Inc.*(2)..................................................        104,000
       5,000   Valassis Communications Inc.*...................................................        192,813
                                                                                                 -------------
                                                                                                     2,693,675
                                                                                                 -------------
LIFE INSURANCE--1.22%
       5,000   Conseco Inc. ...................................................................        233,750
       4,500   SunAmerica Inc. ................................................................        258,469
                                                                                                 -------------
                                                                                                       492,219
                                                                                                 -------------
LONG DISTANCE & PHONE COMPANIES--3.72%
      13,000   Teleport Communications Group Inc.*.............................................        703,625
      16,500   WorldCom Inc.*..................................................................        799,219
                                                                                                 -------------
                                                                                                     1,502,844
                                                                                                 -------------
MANUFACTURING--GENERAL--0.45%
       9,000   Mettler-Toledo International Inc.*..............................................        180,563
                                                                                                 -------------
MEDIA--8.91%
       3,300   Chancellor Media Corp.*.........................................................        163,866
       8,000   Clear Channel Communications*...................................................        873,000
       8,000   Comcast Corp. Class A*..........................................................        324,750
       7,500   Getty Images Inc.*..............................................................        166,875
      12,000   Liberty Media Group, Series A*..................................................        465,750
      27,000   Outdoor Systems Inc.*...........................................................        756,000
      12,272   Tele-Communications, Inc. Class A*..............................................        471,705
      10,000   USA Networks Inc.*..............................................................        251,250
       4,000   Young & Rubicam Inc.*...........................................................        128,000
                                                                                                 -------------
                                                                                                     3,601,196
                                                                                                 -------------
MEDICAL PRODUCTS--0.93%
       5,300   Guidant Corp. ..................................................................        377,956
                                                                                                 -------------
MEDICAL PROVIDERS--1.16%
       7,600   Phycor Inc.*....................................................................        125,400
       8,000   Service Corp. International.....................................................        343,000
                                                                                                 -------------
                                                                                                       468,400
                                                                                                 -------------
MINING & METALS--0.26%
       5,500   Ispat International N.V.*.......................................................        103,469
                                                                                                 -------------
MOTOR VEHICLES--0.63%
       5,000   Lear Corp.*.....................................................................        256,563
                                                                                                 -------------
OIL SERVICES--3.78%
       5,000   BJ Services Co.*................................................................        145,313
       3,500   Camco International Inc. .......................................................        273,437
       5,000   Ensco International Inc. .......................................................         86,875
       6,000   EVI Weatherford Inc.*...........................................................        222,750
      12,000   Global Industries Inc.*.........................................................        202,500
       5,500   Global Marine Inc.*.............................................................        102,781
       6,500   Halliburton Co. ................................................................        290,062
 NUMBER OF
   SHARES                                                                                            VALUE
------------                                                                                     -------------

OIL SERVICES--(CONCLUDED)
       3,000   Schlumberger Ltd. ..............................................................  $     204,938
                                                                                                 -------------
                                                                                                     1,528,656
                                                                                                 -------------
OTHER INSURANCE--2.31%
       3,300   Allstate Corp. .................................................................        302,156
       3,000   American International Group Inc................................................        438,000
       5,000   Everest Reinsurance Holdings Inc. ..............................................        192,188
                                                                                                 -------------
                                                                                                       932,344
                                                                                                 -------------
PUBLISHING--1.40%
       3,000   Gannett Inc.....................................................................        213,187
      12,500   The News Corp. Ltd., ADR........................................................        352,344
                                                                                                 -------------
                                                                                                       565,531
                                                                                                 -------------
REAL PROPERTY--0.52%
       3,500   Masco Corp. ....................................................................        211,750
                                                                                                 -------------
SECURITIES & ASSET MANAGEMENT--2.80%
       5,500   Franklin Resources Inc. ........................................................        297,000
       2,500   Morgan Stanley, Dean Witter, Discover & Co. ....................................        228,437
      10,000   Travelers Group Inc. ...........................................................        606,250
                                                                                                 -------------
                                                                                                     1,131,687
                                                                                                 -------------
SEMICONDUCTOR--1.06%
       6,500   Altera Corp.*...................................................................        191,750
       8,000   Applied Materials, Inc.*........................................................        236,500
                                                                                                 -------------
                                                                                                       428,250
                                                                                                 -------------
SPECIALTY RETAIL--7.34%
       5,000   99 Cents Only Stores*...........................................................        207,500
       6,000   Barnes & Noble Inc.*............................................................        224,625
       3,300   Borders Group Inc.*.............................................................        122,100
       3,300   CDW Computer Centers Inc.*......................................................        165,000
      12,500   General Nutrition Companies, Inc.*..............................................        389,062
       8,000   Home Depot Inc..................................................................        664,500
       6,000   Lowe's Companies Inc............................................................        243,375
       4,000   Office Depot Inc.*..............................................................        126,250
      20,000   Staples, Inc.*..................................................................        578,750
       6,000   Walgreen Co.....................................................................        247,875
                                                                                                 -------------
                                                                                                     2,969,037
                                                                                                 -------------
THRIFT--1.37%
      12,500   Capstar Broadcasting Corp.*.....................................................        314,063
       8,000   Dime Bancorp Inc. New...........................................................        239,500
                                                                                                 -------------
                                                                                                       553,563
                                                                                                 -------------
WIRELESS TELECOMMUNICATIONS--0.49%
      13,700   Smartalk Teleservices Inc.*(1)..................................................        199,506
                                                                                                 -------------
Total Common Stocks (cost--$24,586,029)........................................................     38,524,490
                                                                                                 -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

 PRINCIPAL                                                     MATURITY            INTEREST
AMOUNT (000)                                                    DATES                RATES           VALUE
------------                                            ----------------------  ---------------  -------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--2.47%
                                                                                   4.610 to
      $1,000   U.S. Treasury Bills (cost--$997,600)...   07/16/98 to 07/23/98       4.760%@      $     997,600
                                                                                                 -------------

REPURCHASE AGREEMENT--2.03%
         820   Repurchase Agreement dated 06/30/98
                 with State Street Bank & Trust
                 Company, collateralized by $511,398
                 U.S. Treasury Bonds, 11.250% due
                 02/15/15 (value--$836,775); proceeds:
                 $820,114 (cost--$820,000)............         07/01/98              5.000             820,000
                                                                                                 -------------
Total Investments (cost--$26,403,629)--99.78%.........                                              40,342,090
                                                                                                        89,049
Other assets in excess of liabilities--0.22%..........
                                                                                                 -------------
Net Assets--100.00%...................................                                           $  40,431,139
                                                                                                 -------------
                                                                                                 -------------

-----------------

*          Non-Income producing security
@          Interest rates shown are discount rates at dates of purchase.
ADR        American Depositary Receipt
(1)        Security, or portion thereof, was on loan at June 30, 1998.
(2)        Illiquid security representing 0.26% of net assets.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

  NUMBER OF
   SHARES                                                                               VALUE
-------------                                                                       -------------
COMMON STOCKS--95.50%
AGRICULTURE, FOOD & BEVERAGE--1.65%
        7,800    Interstate Bakeries Corp. ......................................   $     258,863
        4,200    Smithfield Foods Inc.* .........................................         128,100
                                                                                    -------------
                                                                                          386,963
                                                                                    -------------
AIRLINES--1.58%
        8,100    America West Holding Corp.* ....................................         231,356
        3,600    Northwest Airlines Corp.* ......................................         138,825
                                                                                    -------------
                                                                                          370,181
                                                                                    -------------
APPAREL, RETAIL--3.07%
        6,450    Buckle Inc.* ...................................................         190,275
       22,000    TJX Companies, Inc. ............................................         530,750
                                                                                    -------------
                                                                                          721,025
                                                                                    -------------
APPAREL, TEXTILES--1.22%
        1,100    Liz Claiborne, Inc. ............................................          57,475
        8,500    Nautica Enterprises Inc.* ......................................         227,906
                                                                                    -------------
                                                                                          285,381
                                                                                    -------------
CHEMICALS--2.38%
        8,900    Lyondell Petrochemical Co. .....................................         270,894
        3,400    Tredegar Industries Inc. .......................................         288,575
                                                                                    -------------
                                                                                          559,469
                                                                                    -------------
COMPUTER HARDWARE--2.41%
        9,100    Apple Computer, Inc.* ..........................................         261,056
       10,800    Unisys Corp.* ..................................................         305,100
                                                                                    -------------
                                                                                          566,156
                                                                                    -------------
COMPUTER SOFTWARE--10.37%
        5,900    Autodesk, Inc. .................................................         227,888
        8,400    BMC Software Inc.* .............................................         436,275
        2,500    Cadence Design Systems, Inc.* ..................................          78,125
        4,950    Citrix Systems Inc.* ...........................................         338,456
        8,000    Compuware Corp.* ...............................................         409,000
        8,400    Learning Company Inc.*(1) ......................................         248,850
        3,750    Networks Associates, Inc.* .....................................         179,531
       11,000    Peoplesoft Inc.* ...............................................         517,000
                                                                                    -------------
                                                                                        2,435,125
                                                                                    -------------
CONSTRUCTION, REAL PROPERTY--1.19%
        5,500    Fluor Corp. ....................................................         280,500
                                                                                    -------------
CONSUMER DURABLES--7.33%
       11,200    Ethan Allen Interiors Inc. .....................................         559,300
       10,300    Furniture Brands International Inc. * ..........................         289,044
       11,600    Miller Herman Inc. .............................................         282,025
        9,000    Mohawk Industries Inc.* ........................................         285,187
       12,750    Pier 1 Imports Inc. ............................................         304,406
                                                                                    -------------
                                                                                        1,719,962
                                                                                    -------------
ELECTRICAL EQUIPMENT--4.59%
        1,900    Amphenol Corp. .................................................          74,100
        6,800    Avid Technology Inc.* ..........................................         227,800
        5,500    Comverse Technology Inc.* ......................................         285,312
        2,800    Sanmina Corp. * ................................................         121,450
        2,300    SCI Systems Inc. ...............................................          86,538
        6,300    Tekelec Inc.* ..................................................         281,925
                                                                                    -------------
                                                                                        1,077,125
                                                                                    -------------
ELECTRICAL POWER--0.99%
        5,900    Kuhlman Corp. ..................................................   $     233,419
                                                                                    -------------
  NUMBER OF
   SHARES                                                                               VALUE
-------------                                                                       -------------

FINANCIAL SERVICES--4.32%
       10,700    Americredit Corp.* .............................................         381,856
        5,100    Capital One Financial Corp. ....................................         633,356
                                                                                    -------------
                                                                                        1,015,212
                                                                                    -------------
FOREST PRODUCTS, PAPER--1.35%
        4,900    United Stationers Inc.* ........................................         317,275
                                                                                    -------------
FOOD RETAIL--1.21%
        4,700    Whole Foods Market Inc.* .......................................         284,350
                                                                                    -------------
FREIGHT, AIR, SEA & LAND--2.62%
        8,800    Airborne Freight Corp. .........................................         307,450
        7,000    Expeditores International Washington Inc. ......................         308,000
                                                                                    -------------
                                                                                          615,450
                                                                                    -------------
HEAVY MACHINERY--2.14%
        6,300    McDermott International, Inc. ..................................         216,956
        2,200    NACCO Industries Inc. ..........................................         284,350
                                                                                    -------------
                                                                                          501,306
                                                                                    -------------
HOTELS--0.93%
        2,800    Anchor Gaming* .................................................         217,350
                                                                                    -------------
HOUSEHOLD PRODUCTS--0.95%
        7,100    Accustaff Inc.* ................................................         221,875
                                                                                    -------------
INDUSTRIAL PARTS--2.00%
        1,500    Crane Co. ......................................................          72,844
        8,000    Danaher Corp. ..................................................         293,500
        1,600    SPX Corp.* .....................................................         103,000
                                                                                    -------------
                                                                                          469,344
                                                                                    -------------
INDUSTRIAL SERVICES/SUPPLIES--0.89%
        3,750    Robert Half International Inc.* ................................         209,531
                                                                                    -------------
INFORMATION & COMPUTER SERVICES--6.11%
        8,900    A. C. Nielson Corp.* ...........................................         224,725
       18,400    HBO & Co. ......................................................         648,600
        4,400    Keane Inc.* ....................................................         246,400
        2,000    Yahoo Inc. (1)..................................................         315,000
                                                                                    -------------
                                                                                        1,434,725
                                                                                    -------------
LIFE INSURANCE--2.79%
       11,400    SunAmerica Inc. ................................................         654,787
                                                                                    -------------
MANUFACTURING--GENERAL--1.05%
        5,000    Quintiles Transnational Corp.* .................................         245,938
                                                                                    -------------
MEDICAL PRODUCTS--1.95%
        4,500    Allegiance Corp. ...............................................         230,625
        6,600    Arterial Vascular Engineering Inc.* ............................         227,414
                                                                                    -------------
                                                                                          458,039
                                                                                    -------------
MEDICAL PROVIDERS--2.73%
        6,100    Integrated Health Services, Inc. ...............................         228,750
        9,800    Lincare Holdings Inc. * ........................................         412,212
                                                                                    -------------
                                                                                          640,962
                                                                                    -------------
MINING & METALS--1.07%
       20,200    Bethlehem Steel Corp.* .........................................         251,238
                                                                                    -------------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

  NUMBER OF
   SHARES                                                                               VALUE
-------------                                                                       -------------
COMMON STOCKS--(CONCLUDED)
MOTOR VEHICLES--3.67%
        2,500    Arvin Industries Inc. ..........................................   $      90,781
        4,300    Federal Mogul Corp.* ...........................................         290,250
        5,800    Fleetwood Enterprises Inc. .....................................         232,000
        8,600    Navistar International Corp.* ..................................         248,325
                                                                                    -------------
                                                                                          861,356
                                                                                    -------------
OIL SERVICES--1.28%
       15,200    Varco International Inc. .......................................         301,150
                                                                                    -------------
OTHER INSURANCE--3.48%
        7,600    Fidelity National Financial Inc. ...............................         302,575
        3,000    First American Financial Corp. .................................         270,000
        3,800    Mercury General Corp. ..........................................         244,862
                                                                                    -------------
                                                                                          817,437
                                                                                    -------------
PUBLISHING--1.00%
        9,100    Harte Hanks Communications .....................................         234,894
                                                                                    -------------
REAL PROPERTY--3.51%
        3,500    Fairfield Communities Inc. .....................................          67,156
        6,800    Southdown, Inc. ................................................         485,350
        5,000    USG Corp.* .....................................................         270,625
                                                                                    -------------
                                                                                          823,131
                                                                                    -------------
  NUMBER OF
   SHARES                                                                               VALUE
-------------                                                                       -------------

RESTAURANTS--2.84%
       10,300    Bob Evans Farms Inc. ...........................................   $     218,231
        6,820    CKE Restaurants, Inc. ..........................................         281,325
        9,900    Foodmaker Inc.* ................................................         167,063
                                                                                    -------------
                                                                                          666,619
                                                                                    -------------
SECURITIES & ASSET MANAGEMENT--0.68%
        2,820    Bear Stearns Co. Inc. ..........................................         160,388
                                                                                    -------------
SEMICONDUCTOR--2.60%
       19,800    Vitesse Semiconductor Corp. ....................................         611,325
                                                                                    -------------
SPECIALTY RETAIL--6.56%
        5,700    Bed, Bath & Beyond Inc.* .......................................         295,331
        7,000    Best Buy Company Inc.* .........................................         252,875
        9,900    Dollar Tree Stores Inc.* .......................................         402,188
        7,600    General Nutrition Companies, Inc.* .............................         236,550
        8,200    Transport World Entertainment Corp.* ...........................         353,625
                                                                                    -------------
                                                                                        1,540,569
                                                                                    -------------
TOBACCO--0.99%
        6,200    Universal Corp. ................................................         231,725
                                                                                    -------------
Total Common Stocks (cost--$14,903,170)..........................................      22,421,282
                                                                                    -------------

PRINCIPAL
 AMOUNT                                                         MATURITY  INTEREST
  (000)                                                           DATE      RATE
---------                                                       --------  --------

COMMERCIAL PAPER--3.17%
FINANCIAL SERVICES--3.17%
  $745      Merrill Lynch & Company Inc. (cost--$745,000).....  07/01/98       6.100%@     745,000
                                                                                       -----------

Total Investments (cost--$15,648,170)--98.67%.................                          23,166,282
                                                                                           312,333
Other assets in excess of liabilities--1.33%..................
                                                                                       -----------
Net Assets--100.00%...........................................                         $23,478,615
                                                                                       -----------
                                                                                       -----------

-------------

*          Non-Income producing security
@          Interest rate shown is discount rate at date of purchase.
(1)        Security, or a portion thereof, was on loan at June 30, 1998.

                 See accompanying notes to financial statements

PAINEWEBBER SERIES TRUST--GLOBAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1998(UNAUDITED)

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--99.46%
AUSTRALIA--0.71%
BEVERAGES--0.71%
   23,025  Coca Cola Amatil Ltd. .................................  $   149,831
                                                                    -----------
AUSTRIA--0.52%
ENGINEERING & CONSTRUCTION--0.52%
      877  VA Technologie AG .....................................      109,215
                                                                    -----------
BRAZIL--1.68%
BANKS--0.46%
    3,284  Uniao de Banco Brasileiro S.A. GDR ....................       96,878
                                                                    -----------
TELECOMMUNICATIONS--1.22%
    2,367  Telecomunicacoes Brasileiras S.A. (Telebras) ADR ......      258,447
                                                                    -----------
Total Brazil Common Stocks........................................      355,325
                                                                    -----------
CROATIA--0.31%
PHARMACEUTICAL--0.31%
    4,116  Pliva D.D. GDR ........................................       65,856
                                                                    -----------
FINLAND--4.91%
ELECTRONIC EQUIPMENT--1.76%
    5,075  Nokia Ab Oy* ..........................................      373,608
                                                                    -----------
FINANCIAL SERVICES--0.92%
   29,483  Merita Ltd. ...........................................      194,723
                                                                    -----------
MULTI-LINE INSURANCE--1.95%
    8,735  Sampo Insurance Co. Ltd.* .............................      414,355
                                                                    -----------
TELECOMMUNICATIONS--0.28%
    1,264  Helsingin Puhelin .....................................       58,806
                                                                    -----------
Total Finland Common Stocks.......................................    1,041,492
                                                                    -----------
FRANCE--14.89%
AUTO PARTS--0.29%
    1,072  Michelin (Class B) ....................................       61,883
                                                                    -----------
AUTOMOBILES--1.15%
    4,296  Renault S.A.* .........................................      244,371
                                                                    -----------
BANKS--0.96%
      979  Societe Generale ......................................      203,550
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--1.35%
    1,825  Cap Gemini S.A. .......................................      286,774
                                                                    -----------
ELECTRONICS--1.52%
    4,046  Schneider S.A. ........................................      322,639
                                                                    -----------
ENGINEERING & CONSTRUCTION--0.49%
      628  Suez Lyonnaise des Eaux S.A. ..........................      103,356
                                                                    -----------
MACHINERY (DIVERSIFIED)--0.59%
    3,803  Alstom ................................................      125,180
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

FRANCE--(CONCLUDED)
MULTI-LINE INSURANCE--2.32%
    4,377  AXA UAP ...............................................  $   492,310
                                                                    -----------
OIL--2.45%
    3,162  Total S.A. (Class B) ..................................      411,091
      765  Elf Aquitaine..........................................      107,556
                                                                    -----------
                                                                        518,647
                                                                    -----------
OIL EQUIPMENT & SERVICES--1.42%
    4,937  Coflexip S.A. ADR .....................................      301,774
                                                                    -----------
PHARMACEUTICAL--1.37%
    5,140  Rhone Poulenc S.A. ....................................      289,915
                                                                    -----------
RETAIL--0.98%
      327  Carrefour S.A. ........................................      206,887
                                                                    -----------
Total France Common Stocks........................................    3,157,286
                                                                    -----------
GERMANY--8.68%
AUTOMOBILES--1.34%
    2,044  Daimler-Benz AG .......................................      201,176
       86  Volkswagen AG .........................................       83,117
                                                                    -----------
                                                                        284,293
                                                                    -----------
BANKS--1.07%
    2,683  Bayerische Vereinsbank AG .............................      227,619
                                                                    -----------
CONGLOMERATES--1.55%
      919  Preussag AG ...........................................      329,188
                                                                    -----------
INSURANCE--1.04%
      442  Munchener Ruckvers AG .................................      219,597
                                                                    -----------
MACHINERY (DIVERSIFIED)--2.90%
    5,971  Mannesmann AG .........................................      614,167
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES--0.78%
    2,652  Fresenius Medical Care AG* ............................      166,168
                                                                    -----------
Total Germany Common Stocks.......................................    1,841,032
                                                                    -----------
GREECE--0.15%
BANKS--0.15%
      100  Alpha Credit Bank .....................................        8,116
      981  National Bank Greece S.A. .............................       24,716
                                                                    -----------
                                                                         32,832
                                                                    -----------

HONG KONG--1.43%
FINANCIAL SERVICES--0.77%
    6,684  HSBC Holdings PLC .....................................      163,477
                                                                    -----------
HARDWARE & TOOLS--0.36%
   20,500  Johnson Electric Holdings .............................       75,936
                                                                    -----------
MANUFACTURED HOUSING--0.16%
   18,000  Cheung Kong Infrastucture .............................       34,034
                                                                    -----------

PAINEWEBBER SERIES TRUST--GLOBAL GROWTH PORTFOLIO

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONTINUED)
HONG KONG--(CONCLUDED)
RETAIL--0.14%
  150,000  Giordano International Ltd. ...........................  $    30,395
                                                                    -----------
Total Hong Kong Common Stocks.....................................      303,842
                                                                    -----------
INDONESIA--0.03%
AUTOMOBILES--0.03%
   84,000  P.T. Astra International Inc. .........................        5,734
                                                                    -----------
ISRAEL--2.57%
COMPUTER SOFTWARE & SERVICES--0.88%
    2,692  Comverse Technology Inc.* .............................      139,647
    2,409  Tecnomatix Technologies Ltd.* .........................       48,180
                                                                    -----------
                                                                        187,827
                                                                    -----------
PHARMACEUTICAL--0.67%
    4,047  Teva Pharmaceutical Industries Ltd. ADS ...............      142,404
                                                                    -----------
TELECOMMUNICATIONS--1.02%
    5,696  ECI Telecommunications Ltd. ...........................      215,736
                                                                    -----------
Total Israel Common Stocks........................................      545,967
                                                                    -----------
ITALY--3.93%
BANKS--0.73%
   29,689  Credito Italiano SPA ..................................      155,484
                                                                    -----------
CONGLOMERATES--0.82%
  140,064  Montedison SPA* .......................................      173,823
                                                                    -----------
HOUSEHOLD FURNITURE & APPLIANCES--1.13%
    9,198  Industrie Natuzzi SPA ADR .............................      239,148
                                                                    -----------
OIL EQUIPMENT & SERVICES--0.45%
   18,512  Saipem SPA* ...........................................       95,126
                                                                    -----------
TELECOMMUNICATIONS--0.80%
   27,806  Telecom Italia Mobilare SPA ...........................      170,115
                                                                    -----------
Total Italy Common Stocks.........................................      833,696
                                                                    -----------
JAPAN--4.38%
AUTOMOBILES--0.34%
    2,000  Honda Motor Co. .......................................       71,454
                                                                    -----------
CHEMICALS--0.33%
    4,000  Shin Etsu Chemical Co. Ltd.* ..........................       69,429
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--0.68%
        4  NTT Data Corp. (1) ....................................      144,934
                                                                    -----------
ELECTRONICS--1.83%
    4,500  Sony Corp. ............................................      388,913
                                                                    -----------
ELECTRONIC COMPONENTS & INSTRUMENTATION--0.23%
    5,000  Minebea Co. Ltd. ......................................       49,939
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

JAPAN--(CONCLUDED)
PHOTOGRAPHY & IMAGING--0.97%
    9,000  Canon Inc. ............................................  $   205,034
                                                                    -----------
Total Japan Common Stocks.........................................      929,703
                                                                    -----------
KAZAKHSTAN--0.11%
BEVERAGES--0.11%
  117,648  Efes Sinai Yatirim ....................................       23,857
                                                                    -----------
KOREA--0.57%
ELECTRONICS--0.19%
    1,429  Samsung Display Devices ...............................       39,030
                                                                    -----------
MACHINERY (DIVERSIFIED)--0.31%
    3,134  Hyundai Heavy Industries ..............................       66,195
                                                                    -----------
STEEL--0.07%
      450  Pohang Iron & Steel Co. ...............................       14,751
                                                                    -----------
Total Korea Common Stocks.........................................      119,976
                                                                    -----------
MEXICO--1.17%
BANKS--0.48%
   14,198  Grupo Financiero Bancomer S.A.
             ADR*+ (1) ...........................................      101,161
                                                                    -----------
FOOD--0.13%
   12,472  Gruma S.A. de C.V. (Series B)* ........................       27,177
                                                                    -----------
TELECOMMUNICATIONS--0.56%
    3,427  Grupo Carso S.A. de C.V. (Series A) ...................       14,188
   12,694  Grupo Carso, S.A. de C.V. ADR .........................      104,598
                                                                    -----------
                                                                        118,786
                                                                    -----------
Total Mexico Common Stocks........................................      247,124
                                                                    -----------
NETHERLANDS--5.98%
ELECTRONICS--1.29%
    3,262  Philips Electronic N.V. ...............................      274,408
                                                                    -----------
FINANCIAL SERVICES--2.69%
    8,697  ING Groep N.V. ........................................      569,888
                                                                    -----------
OIL EQUIPMENT & SERVICES--0.98%
    3,682  IHC Caland N.V. .......................................      207,398
                                                                    -----------
STEEL--1.02%
   11,558  Ispat International N.V.* (Class A) ...................      216,713
                                                                    -----------
Total Netherlands Common Stocks...................................    1,268,407
                                                                    -----------
NORWAY--0.60%
BANKS--0.23%
    9,487  Den Norske Bank .......................................       49,759
                                                                    -----------
OIL EQUIPMENT & SERVICES--0.37%
    2,480  Petroleum Geo-Service* ................................       77,333
                                                                    -----------
Total Norway Common Stocks........................................      127,092
                                                                    -----------

PAINEWEBBER SERIES TRUST--GLOBAL GROWTH PORTFOLIO

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONTINUED)
PANAMA--1.03%
BANKS--0.23%
    1,564  Banco Latinoamericano de Exportaciones S.A. (Class
             E) ..................................................  $    48,093
                                                                    -----------
BEVERAGES--0.80%
    5,424  Panamerican Beverages Inc. (Class A) ..................      170,517
                                                                    -----------
Total Panama Common Stocks........................................      218,610
                                                                    -----------
PERU--0.21%
TELECOMMUNICATIONS--0.21%
    2,197  Telefonica Del Peru S.A. ADR ..........................       44,901
                                                                    -----------
PHILIPPINES--0.37%
BANKS--0.20%
    7,100  Metropolitan Bank & Trust Co.* ........................       41,715
                                                                    -----------
BEVERAGES--0.17%
   27,900  San Miguel Corp. (Class B) (1) ........................       36,798
                                                                    -----------
Total Philippines Common Stocks...................................       78,513
                                                                    -----------
PORTUGAL--2.00%
BANKS--0.81%
    6,027  Banco Commercial Portugues S.A. .......................      171,244
                                                                    -----------
RETAIL--FOOD CHAINS--0.78%
    3,437  Jeronimo Martins S.A. .................................      165,222
                                                                    -----------
TELECOMMUNICATIONS--0.41%
      492  Telecel--Comunicacaoes Pessoais S.A.* .................       87,419
                                                                    -----------
Total Portugal Common Stocks......................................      423,885
                                                                    -----------
SOUTH AFRICA--0.27%
COMPUTER SOFTWARE & SERVICES--0.27%
   10,479  Dimension Data Holdings Ltd.* .........................       56,548
                                                                    -----------
SPAIN--2.86%
BANKS--1.05%
    9,904  Argentaria Corp BC S.A. ...............................      222,170
                                                                    -----------
OIL & GAS--1.81%
    6,991  Repsol S.A. ...........................................      385,223
                                                                    -----------
Total Spain Common Stocks.........................................      607,393
                                                                    -----------
SWEDEN--2.78%
AUTO PARTS--1.32%
    8,759  Autoliv Inc. SDR ......................................      280,033
                                                                    -----------
PHARMACEUTICAL--1.15%
    5,271  Pharmacia & Upjohn Inc. ...............................      243,125
                                                                    -----------
TELECOMMUNICATIONS--0.31%
    2,258  Ericsson LM ...........................................       65,962
                                                                    -----------
Total Sweden Common Stocks........................................      589,120
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

SWITZERLAND--2.65%
ELECTRICAL EQUIPMENT--1.03%
      147  ABB AG ................................................  $   217,447
                                                                    -----------
MULTI-LINE INSURANCE--0.69%
      230  Zurich Versicherungs AG ...............................      147,025
                                                                    -----------
PHARMACEUTICAL--0.93%
      119  Novartis AG ...........................................      198,346
                                                                    -----------
Total Switzerland Common Stocks...................................      562,818
                                                                    -----------
TAIWAN--0.65%
ELECTRONIC COMPONENTS & INSTRUMENTATION--0.65%
    8,212  Taiwan Semiconductor Manufacturing Co. Ltd. ADR (1) ...      138,577
                                                                    -----------
UNITED KINGDOM--10.82%
BANKS--0.56%
   10,611  Bank Of Scotland PLC ..................................      118,882
                                                                    -----------
DEFENSE/AEROSPACE--1.22%
   64,773  Lucasvarity PLC .......................................      257,401
                                                                    -----------
ENGINEERING & CONSTRUCTION--0.69%
   24,656  Fki PLC ...............................................       71,838
   22,782  Senior Engineering PLC ................................       74,937
                                                                    -----------
                                                                        146,775
                                                                    -----------
INSURANCE--0.50%
   11,119  United Assurance Group PLC ............................      105,452
                                                                    -----------
LEISURE--2.26%
   36,369  Airtours PLC ..........................................      272,657
   11,189  Granada Group PLC .....................................      205,878
                                                                    -----------
                                                                        478,535
                                                                    -----------
MACHINERY (DIVERSIFIED)--2.54%
   26,943  Siebe PLC .............................................      538,491
                                                                    -----------
METALS--1.04%
   24,627  Johnson Matthey PLC ...................................      221,224
                                                                    -----------
MULTI-LINE INSURANCE--1.39%
    5,250  Commercial Union PLC ..................................       98,003
   19,040  Royal & Sun Alliance Insurance
             Group PLC* ..........................................      196,946
                                                                    -----------
                                                                        294,949
                                                                    -----------
PUBLISHING--0.41%
    9,647  Reed International PLC ................................       87,303
                                                                    -----------
RAILROADS--0.21%
    1,842  Railtrack Group PLC ...................................       45,180
                                                                    -----------
Total United Kingdom Common Stocks................................    2,294,192
                                                                    -----------

PAINEWEBBER SERIES TRUST--GLOBAL GROWTH PORTFOLIO

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONCLUDED)
UNITED STATES--23.20%
BANKS--1.36%
    1,935  Citicorp ..............................................  $   288,799
                                                                    -----------
CHEMICALS--0.74%
    2,103  DuPont (E.I.) de Nemours & Co.* .......................      156,936
                                                                    -----------
CHEMICALS (DIVERSIFIED)--0.25%
      993  Avery Dennison Corp. ..................................       53,374
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--2.76%
    5,082  EMC Corp.* ............................................      227,737
    6,444  First Data Corp. ......................................      214,666
    1,250  International Business Machines .......................      143,515
                                                                    -----------
                                                                        585,918
                                                                    -----------
COMPUTER SYSTEMS--0.28%
    1,352  Sun Microsystems Inc.* ................................       58,727
                                                                    -----------
CONGLOMERATES--2.36%
   11,271  Allied-Signal Inc. ....................................      500,151
                                                                    -----------
ELECTRICAL EQUIPMENT--1.05%
    5,754  Harman International Industries Inc. ..................      221,529
                                                                    -----------
ELECTRONICS--2.27%
    1,675  Intel Corp. ...........................................      124,159
    2,286  Motorola Inc. .........................................      120,158
   16,872  Sensormatic Electronics Corp. .........................      236,208
                                                                    -----------
                                                                        480,525
                                                                    -----------
ELECTRONICS COMPONENT & INSTRUMENTS--0.92%
    5,727  Thermo Electron Corp.* ................................      195,792
                                                                    -----------
FINANCIAL SERVICES--2.58%
    3,119  Morgan Stanley Dean Witter & Co. ......................      284,999
    4,328  Travelers Group Inc. ..................................      262,385
                                                                    -----------
                                                                        547,384
                                                                    -----------
INDUSTRIAL SERVICES & SUPPLIES--0.65%
    4,414  Ecolab Inc. ...........................................      136,834
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--0.63%
    3,101  Zebra Technologies Corp. (Class A)* ...................      132,568
                                                                    -----------
OIL EQUIPMENT & SERVICES--0.68%
    2,116  Schlumberger Ltd. .....................................      144,549
                                                                    -----------
PHARMACEUTICAL--1.89%
    4,527  R.P. Scherer Corp.* ...................................      401,205
                                                                    -----------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

UNITED STATES--(CONCLUDED)
RETAIL--1.18%
    4,107  Sears Roebuck & Co. ...................................  $   250,784
                                                                    -----------
TELECOMMUNICATIONS--3.60%
   10,821  Airtouch Communications Inc.* .........................      632,352
    3,301  SBC Communications, Inc. ..............................      132,040
                                                                    -----------
                                                                        764,392
                                                                    -----------
Total United States Common Stocks.................................    4,919,467
                                                                    -----------
Total Common Stocks (cost--$17,288,115)...........................   21,092,291
                                                                    -----------

PREFERRED STOCKS--0.96%
BRAZIL--0.69%
TELECOMMUNICATIONS--0.69%
1,084,900  Telerj Celular S.A. ...................................       64,528
1,084,900  Telerj Tel Rio Jan ....................................       81,610
                                                                    -----------
Total Brazil Preferred Stocks.....................................      146,138
                                                                    -----------
GERMANY--0.27%
MEDICAL PRODUCTS & SUPPLIES--0.27%
    1,235  Fresenius Medical Care AG* ............................       57,181
                                                                    -----------
Total Preferred Stocks (cost--$277,067)...........................      203,319
                                                                    -----------

NUMBER OF
 RIGHTS
---------

RIGHTS--0.00%
BRAZIL--0.00%
TELECOMMUNICATIONS--0.00%
    9,784  Telerj Tel Rio Jan; expiring 07/13/98..................            0
                                                                    -----------
GREECE--0.00%
BANKS--0.00%
      110  Alpha Credit; expiring 07/24/98........................          196
                                                                    -----------
Total Rights (cost--$0)...........................................          196
                                                                    -----------
Total Investments (cost--$17,565,182)--100.42%....................   21,295,806
                                                                       (88,760)
Liabilities in excess of other assets--(0.42)%....................
                                                                    -----------
Net Assets--100.00%...............................................  $21,207,046
                                                                    -----------
                                                                    -----------

-----------------

*          Non-income producing security.
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR        American Depository Receipt
ADS        American Depository Shares
GDR        Global Depository Receipt
SDR        Special Drawing Rights
(1)        Security, or a portion thereof, was on loan at June 30, 1998.

                 See accompanying notes to financial statements

                 (This page has been left blank intentionally.)

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998(UNAUDITED)

                                                          HIGH GRADE
                                          MONEY MARKET   FIXED INCOME
                                           PORTFOLIO      PORTFOLIO
                                          ------------   ------------

ASSETS
Investments, at value (cost--$9,612,649;
  $7,273,962; $12,437,309; $15,871,373;
  $30,958,707; $18,341,190; $26,403,629;
  $15,648,170 and $17,565,182,
  respectively).........................  $  9,612,649   $ 7,635,377
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $0; $0; $313,500; $0;
  $187,500; $487,400 and $358,771,
  respectively).........................       --            --
Cash (including cash denominated in
  foreign currencies)...................           837         1,596
Dividends and interest receivable.......        43,679        75,825
Receivable for investments sold.........       --            --
Unrealized appreciation of forward
  foreign currency contracts............       --            --
Other assets............................       --                978
                                          ------------   ------------
Total assets............................     9,657,165     7,713,776
                                          ------------   ------------

LIABILITIES
Dividends payable.......................        38,758       --
Payable to affiliates...................         4,011         3,179
Payable for investments purchased.......       --            --
Payable for reverse repurchase
  agreement.............................       --            --
Collateral for securities loaned........       --            --
Payable for shares of beneficial
  interest repurchased..................       --            --
Unrealized depreciation of forward
  foreign currency contracts............       --            --
Accrued expenses and other
  liabilities...........................        26,773        19,879
                                          ------------   ------------
Total liabilities.......................        69,542        23,058
                                          ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--9,596,423; 795,633;
  934,296; 1,488,505; 2,770,939;
  1,604,904; 2,220,203; 1,485,144; and
  1,238,345, respectively (unlimited
  amount authorized)....................     9,598,034     7,165,505
Accumulated net investment income
  (loss)................................       --            219,000
Accumulated net realized gains (losses)
  from investment transactions..........       (10,411)      (55,202)
Net unrealized appreciation/depreciation
  of investments and other assets and
  liabilities denominated in foreign
  currencies............................       --            361,415
                                          ------------   ------------
Net assets..............................  $  9,587,623   $ 7,690,718
                                          ------------   ------------
                                          ------------   ------------
Net asset value, offering price and
  redemption value per share............         $1.00          $9.67
                                          ------------   ------------
                                          ------------   ------------

                                          STRATEGIC      GLOBAL                    GROWTH                  AGGRESSIVE     GLOBAL
                                         FIXED INCOME    INCOME      BALANCED    AND INCOME     GROWTH       GROWTH       GROWTH
                                          PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

ASSETS
Investments, at value (cost--$9,612,649;
  $7,273,962; $12,437,309; $15,871,373;
  $30,958,707; $18,341,190; $26,403,629;
  $15,648,170 and $17,565,182,
  respectively)......................... $12,815,423   $15,735,548  $35,868,314  $25,108,204  $40,342,090  $23,166,282  $21,295,806
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $0; $0; $313,500; $0;
  $187,500; $487,400 and $358,771,
  respectively).........................     --            --           313,500      --           187,500      487,400      358,771
Cash (including cash denominated in
  foreign currencies)...................     --                357        6,107        4,428        1,209        1,103      134,383
Dividends and interest receivable.......     142,565       384,582      220,491       16,624       12,382        3,973       68,509
Receivable for investments sold.........     --            975,876      121,816      132,255      566,443      579,837      105,199
Unrealized appreciation of forward
  foreign currency contracts............     --             43,305      --           --           --           --           --
Other assets............................       3,558        20,063        1,276          322       19,745        1,175       28,236
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Total assets............................  12,961,546    17,159,731   36,531,504   25,261,833   41,129,369   24,239,770   21,990,904
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

LIABILITIES
Dividends payable.......................     --            --           --           --           --           --           --
Payable to affiliates...................       4,272        10,354       21,417       14,194       23,852       14,965       13,166
Payable for investments purchased.......   1,939,540       504,648    1,121,222      154,679      453,486      227,414      165,188
Payable for reverse repurchase
  agreement.............................     613,000       --           --           --           --           --           --
Collateral for securities loaned........     --            --           313,500      --           187,500      487,400      358,771
Payable for shares of beneficial
  interest repurchased..................     --              9,099      --           --           --           --            86,179
Unrealized depreciation of forward
  foreign currency contracts............     --             60,617      --           --           --           --           --
Accrued expenses and other
  liabilities...........................      37,641        82,300       36,206       15,455       33,392       31,376      160,554
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Total liabilities.......................   2,594,453       667,018    1,492,345      184,328      698,230      761,155      783,858
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--9,596,423; 795,633;
  934,296; 1,488,505; 2,770,939;
  1,604,904; 2,220,203; 1,485,144; and
  1,238,345, respectively (unlimited
  amount authorized)....................   9,721,478    16,422,899   26,186,638   16,739,071   22,826,705   14,024,627   15,660,920
Accumulated net investment income
  (loss)................................     305,927       368,948      393,621       58,204      (52,714)     (80,565)      84,249
Accumulated net realized gains (losses)
  from investment transactions..........     (44,187)     (143,860)   3,549,293    1,513,216    3,718,687    2,016,441    1,732,766
Net unrealized appreciation/depreciation
  of investments and other assets and
  liabilities denominated in foreign
  currencies............................     383,875      (155,274)   4,909,607    6,767,014   13,938,461    7,518,112    3,729,112
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net assets.............................. $10,367,093   $16,492,713  $35,039,159  $25,077,505  $40,431,139  $23,478,615  $21,207,046
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, offering price and
  redemption value per share............       $11.10       $11.08       $12.65       $15.63       $18.21       $15.81       $17.13
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998(UNAUDITED)

                                                          HIGH GRADE
                                          MONEY MARKET   FIXED INCOME
                                           PORTFOLIO      PORTFOLIO
                                          ------------   ------------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    263,983   $   265,150
Dividends (net of foreign withholding
  taxes, if any)........................       --            --
                                          ------------   ------------
                                               263,983       265,150
                                          ------------   ------------

EXPENSES:
Investment advisory and
  administration........................        23,109        19,416
Legal and audit.........................        11,604        13,761
Reports and notices to shareholders.....         5,688         4,298
Trustees' fees..........................         3,750         3,750
Transfer agency fees and related service
  expenses..............................           750           750
Custody and accounting..................           475         3,364
Interest expense........................       --            --
Other expenses..........................           267         1,120
                                          ------------   ------------
                                                45,643        46,459
                                          ------------   ------------
Net investment income (loss)............       218,340       218,691
                                          ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments.........................       --              6,812
    Foreign currency transactions.......       --            --
    Futures and options contracts.......       --            --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................       --             78,262
    Other assets, liabilities and
  forward contracts denominated in
  foreign currencies....................       --            --
                                          ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...       --             85,074
                                          ------------   ------------
Net increase in net assets resulting
  from operations.......................  $    218,340   $   303,765
                                          ------------   ------------
                                          ------------   ------------

                                          STRATEGIC      GLOBAL                  GROWTH AND                AGGRESSIVE     GLOBAL
                                         FIXED INCOME    INCOME      BALANCED      INCOME       GROWTH       GROWTH       GROWTH
                                          PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................ $   360,557   $   650,213  $   425,706  $    25,408  $    90,103  $    22,541  $     6,381
Dividends (net of foreign withholding
  taxes, if any)........................     --            --           135,924      159,462       60,997       32,229      230,906
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                             360,557       650,213      561,630      184,870      151,100       54,770      237,287
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

EXPENSES:
Investment advisory and
  administration........................      22,735        66,415      131,097       84,066      148,210       92,821       81,265
Legal and audit.........................       5,923        18,100        6,699       20,058       21,310       15,733       15,076
Reports and notices to shareholders.....       4,873        13,172        8,122        7,914       14,009        9,206       10,028
Trustees' fees..........................       3,750         3,750        3,750        3,750        3,750        3,750        3,750
Transfer agency fees and related service
  expenses..............................         750           750          750          750          750          750          750
Custody and accounting..................       3,702        42,125        9,707        5,747       13,194        8,089       24,668
Interest expense........................       4,747       --           --           --           --           --           --
Other expenses..........................         136         1,567          523        1,588        1,374        4,129          534
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                              46,616       145,879      160,648      123,873      202,597      134,478      136,071
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)............     313,941       504,334      400,982       60,997      (51,497)     (79,708)     101,216
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments.........................      82,325        59,232    3,562,017    1,524,359    3,521,445    2,017,207    1,856,099
    Foreign currency transactions.......        (331)     (190,619)     --           --           --           --           (16,546)
    Futures and options contracts.......      (8,543)      --           --           --           --           --           --
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................      47,509       236,690      (64,648)   1,552,276    2,613,755    2,008,754    1,496,633
    Other assets, liabilities and
  forward contracts denominated in
  foreign currencies....................       4,718      (138,664)     --           --           --           --               611
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gains
  (losses) from investment activities...     125,678       (33,361)   3,497,369    3,076,635    6,135,200    4,025,961    3,336,797
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting
  from operations....................... $   439,619   $   470,973  $ 3,898,351  $ 3,137,632  $ 6,083,703  $ 3,946,253  $ 3,438,013
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      MONEY MARKET PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $   218,340     $     498,216
Net realized gains from investments............................................................       --               --
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................       218,340           498,216
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................      (218,340)         (498,216)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................     3,873,277         6,100,044
Cost of shares repurchased.....................................................................    (3,411,487)       (9,982,269)
Proceeds from dividends reinvested.............................................................       219,941           500,956
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions....................       681,731        (3,381,269)
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets..........................................................       681,731        (3,381,269)

NET ASSETS:
Beginning of period............................................................................     8,905,892        12,287,161
                                                                                                 -------------  -----------------
End of period..................................................................................   $ 9,587,623     $   8,905,892
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         HIGH GRADE FIXED
                                                                                                         INCOME PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $   218,691     $     440,240
Net realized gains (losses) from investments...................................................         6,812           (11,692)
Net change in unrealized appreciation/depreciation of investments..............................        78,262           200,578
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................       303,765           629,126
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................       --               (437,176)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................       433,917         1,050,596
Cost of shares repurchased.....................................................................      (829,001)       (2,251,336)
Proceeds from dividends reinvested.............................................................       437,176           451,613
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions....................        42,092          (749,127)
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets..........................................................       345,857          (557,177)

NET ASSETS:
Beginning of period............................................................................     7,344,861         7,902,038
                                                                                                 -------------  -----------------
End of period (including undistributed net investment income of $219,000 and $309,
  respectively)................................................................................   $ 7,690,718     $   7,344,861
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 STRATEGIC FIXED INCOME PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $   313,941     $     643,796
Net realized gains (losses) from:
  Investments..................................................................................        82,325           101,982
  Foreign currency transactions................................................................          (331)            5,398
  Futures and options contracts................................................................        (8,543)           46,052
Net change in unrealized appreciation/depreciation of:
  Investments and futures contracts............................................................        47,509           281,528
  Other assets and liabilities denominated in foreign currencies...............................         4,718            20,451
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................       439,619         1,099,207
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................       --               (647,827)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................       537,109         1,378,003
Cost of shares repurchased.....................................................................    (1,148,288)       (3,360,480)
Proceeds from dividends reinvested.............................................................       647,827           732,890
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions....................        36,648        (1,249,587)
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets..........................................................       476,267          (798,207)

NET ASSETS:
Beginning of period............................................................................     9,890,826        10,689,033
                                                                                                 -------------  -----------------
End of period (including accumulated net investment income of $305,927 at June 30, 1998).......   $10,367,093     $   9,890,826
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                              GLOBAL INCOME PORTFOLIO
                                          --------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED     FOR THE YEAR
                                          JUNE 30, 1998        ENDED
                                           (UNAUDITED)   DECEMBER 31, 1997
                                          -------------  -----------------
FROM OPERATIONS:
Net investment income...................   $   504,334     $   1,401,942
Net realized gains (losses) from:
  Investments...........................        59,232            20,580
  Foreign currency transactions.........      (190,619)         (198,473)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................       236,690          (700,944)
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      (138,664)          168,816
                                          -------------  -----------------
Net increase in net assets resulting
  from operations.......................       470,973           691,921
                                          -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................        (7,498)       (1,167,799)
Net realized gains from investments.....       (12,446)          (20,607)
                                          -------------  -----------------
                                               (19,944)       (1,188,406)
                                          -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        77,248           542,568
Cost of shares repurchased..............    (2,961,446)       (8,439,544)
Proceeds from dividends reinvested......     1,195,367         1,687,811
                                          -------------  -----------------
Net decrease in net assets from
  beneficial interest transactions......    (1,688,831)       (6,209,165)
                                          -------------  -----------------
Net decrease in net assets..............    (1,237,802)       (6,705,650)

NET ASSETS:
Beginning of period.....................    17,730,515        24,436,165
                                          -------------  -----------------
End of period (including accumulated net
  investment income of $368,948 at June
  30, 1998).............................   $16,492,713     $  17,730,515
                                          -------------  -----------------
                                          -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        BALANCED PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $   400,982     $     684,260
Net realized gains from investments............................................................     3,562,017         5,140,177
Net change in unrealized appreciation/depreciation of investments..............................       (64,648)        1,635,208
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................     3,898,351         7,459,645
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................       --               (697,200)
Net realized gains from investments............................................................       --             (5,137,670)
                                                                                                 -------------  -----------------
                                                                                                      --             (5,834,870)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................       901,119         1,683,192
Cost of shares repurchased.....................................................................    (3,801,306)       (8,416,342)
Proceeds from dividends reinvested.............................................................     5,829,680         4,095,996
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions....................     2,929,493        (2,637,154)
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets..........................................................     6,827,846        (1,012,379)

NET ASSETS:
Beginning of period............................................................................    28,211,314        29,223,693
                                                                                                 -------------  -----------------
End of period (including accumulated net investment income of $393,621 at June 30, 1998).......   $35,039,159     $  28,211,314
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   GROWTH AND INCOME PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $    60,997     $     131,129
Net realized gains from investments............................................................     1,524,359         3,316,804
Net change in unrealized appreciation/depreciation of investments..............................     1,552,276         2,030,467
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................     3,137,632         5,478,400
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................       --               (140,484)
Net realized gains from investments............................................................       --             (3,320,316)
                                                                                                 -------------  -----------------
                                                                                                      --             (3,460,800)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................     3,146,287         4,349,726
Cost of shares repurchased.....................................................................    (3,157,541)       (4,943,405)
Proceeds from dividends reinvested.............................................................     3,457,938         2,549,024
                                                                                                 -------------  -----------------
Net increase in net assets from beneficial interest transactions...............................     3,446,684         1,955,345
                                                                                                 -------------  -----------------
Net increase in net assets.....................................................................     6,584,316         3,972,945

NET ASSETS:
Beginning of period............................................................................    18,493,189        14,520,244
                                                                                                 -------------  -----------------
End of period (including accumulated net investment income of $58,204 at June 30, 1998)........   $25,077,505     $  18,493,189
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      GROWTH PORTFOLIO
                                                                                            ------------------------------------
                                                                                               FOR THE SIX
                                                                                              MONTHS ENDED       FOR THE YEAR
                                                                                              JUNE 30, 1998          ENDED
                                                                                               (UNAUDITED)     DECEMBER 31, 1997
                                                                                            -----------------  -----------------
FROM OPERATIONS:
Net investment income (loss)..............................................................    $     (51,497)     $      50,977
Net realized gains from investments.......................................................        3,521,445          9,230,218
Net change in unrealized appreciation/depreciation of investments.........................        2,613,755         (3,534,653)
                                                                                            -----------------  -----------------
Net increase in net assets resulting from operations......................................        6,083,703          5,746,542
                                                                                            -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................................         --                  (52,637)
Net realized gains from investments.......................................................         --               (8,882,354)
                                                                                            -----------------  -----------------
                                                                                                   --               (8,934,991)
                                                                                            -----------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares......................................................          813,726          1,988,470
Cost of shares repurchased................................................................       (5,987,036)       (11,457,385)
Proceeds from dividends reinvested........................................................        8,934,991          6,886,405
                                                                                            -----------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions...............        3,761,681         (2,582,510)
                                                                                            -----------------  -----------------
Net increase (decrease) in net assets.....................................................        9,845,384         (5,770,959)

NET ASSETS:
Beginning of period.......................................................................       30,585,755         36,356,714
                                                                                            -----------------  -----------------
End of period.............................................................................    $  40,431,139      $  30,585,755
                                                                                            -----------------  -----------------
                                                                                            -----------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   AGGRESSIVE GROWTH PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment loss............................................................................   $   (79,708)    $    (126,975)
Net realized gains from investments............................................................     2,017,207         3,516,947
Net change in unrealized appreciation/depreciation of investments..............................     2,008,754           559,895
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................     3,946,253         3,949,867
                                                                                                 -------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investments............................................................       --             (3,393,138)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................       853,143         2,796,889
Cost of shares repurchased.....................................................................    (3,786,822)       (5,035,609)
Proceeds from dividends reinvested.............................................................     3,389,606         1,591,309
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets from beneficial interest transactions....................       455,927          (647,411)
                                                                                                 -------------  -----------------
Net increase (decrease) in net assets..........................................................     4,402,180           (90,682)

NET ASSETS:
Beginning of period............................................................................    19,076,435        19,167,117
                                                                                                 -------------  -----------------
End of period..................................................................................   $23,478,615     $  19,076,435
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     GLOBAL GROWTH PORTFOLIO
                                                                                                 --------------------------------
                                                                                                  FOR THE SIX
                                                                                                 MONTHS ENDED     FOR THE YEAR
                                                                                                 JUNE 30, 1998        ENDED
                                                                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                                                                 -------------  -----------------
FROM OPERATIONS:
Net investment income..........................................................................   $   101,216     $      62,332
Net realized gains (losses) from:
  Investments..................................................................................     1,856,099         2,956,869
  Foreign currency transactions................................................................       (16,546)          (75,763)
Net change in unrealized appreciation/depreciation of:
  Investments..................................................................................     1,496,633        (1,172,619)
  Other assets and liabilities denominated in foreign currencies...............................           611            (1,827)
                                                                                                 -------------  -----------------
Net increase in net assets resulting from operations...........................................     3,438,013         1,768,992
                                                                                                 -------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................       --                (61,882)
Net realized gains from investments............................................................       --                (89,918)
                                                                                                 -------------  -----------------
                                                                                                      --               (151,800)
                                                                                                 -------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................       222,058         1,143,962
Cost of shares repurchased.....................................................................    (3,819,596)       (7,389,928)
Proceeds from dividends reinvested.............................................................       151,800           142,283
                                                                                                 -------------  -----------------
Net decrease in net assets from beneficial interest transactions...............................    (3,445,738)       (6,103,683)
                                                                                                 -------------  -----------------
Net decrease in net assets.....................................................................        (7,725)       (4,486,491)

NET ASSETS:
Beginning of period............................................................................    21,214,771        25,701,262
                                                                                                 -------------  -----------------
End of period (including accumulated net investment income of $84,249 at June 30, 1998)........   $21,207,046     $  21,214,771
                                                                                                 -------------  -----------------
                                                                                                 -------------  -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust (the "Fund"), formerly PaineWebber Series Trust (the name change was approved by Fund's board of trustees on November 19, 1997), is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  As of June 30, 1998 the Fund has thirteen series of shares available for investment, each having its own investment objectives and policies: the Money Market Portfolio, the High Grade Fixed Income Portfolio, the Strategic Fixed Income Portfolio, the Strategic Income Portfolio, the Global Income Portfolio, the High Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Tactical Allocation Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio, the Small Cap Portfolio and the Global Growth Portfolio, (collectively referred to as the "Portfolios"). At June 30, 1998, the Tactical Allocation Portfolio, the Small Cap Portfolio, the Strategic Income Portfolio and the High Income Portfolio had no shares outstanding.

  All series of shares are diversified except Global Income Portfolio and Strategic Fixed Income Portfolio. Shares of each series of the Fund are offered only to insurance company separate accounts which fund certain variable contracts.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the portfolios' adviser and a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), or by the applicable sub-adviser, as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last quoted bid price available in the OTC market prior to the time of valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, including all investments of the Money Market Portfolio, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodians, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolios' net asset values. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities may be valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value,

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolios, using reasonable diligence, become aware of such dividends). Interest income is recorded on an accrual basis. Premiums are amortized (with the exception of Global Income Portfolio) and discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market values of the Portfolios' securities are presented at the foreign exchange rates at the end of the period, the Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Strategic Fixed Income Portfolio is the only Portfolio currently engaged in futures contracts as an alternative investment for traditional Treasury securities. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Each of the portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between future contracts and the portfolio securities being hedged, or market disruption, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--Each of the Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Portfolios' board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the six months ended June 30, 1998, the Strategic Fixed Income Portfolio is the only Portfolio which engaged in reverse repurchase agreements. The average monthly balance of reverse repurchase agreements outstanding during the year ended June 30, 1998 was $169,536 at a weighted average interest rate of 5.60%.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which certain portfolios are authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund and each Portfolio. Mitchell Hutchins receives compensation from the Fund, computed daily and payable monthly, as follows:

                                                                                              ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                                                                       AVERAGE DAILY NET ASSETS
                                                                                      ---------------------------
Money Market Portfolio..............................................................                0.50%
High Grade Fixed Income Portfolio...................................................                0.50
Strategic Fixed Income Portfolio....................................................                0.50
Strategic Income Portfolio..........................................................                0.75
Global Income Portfolio.............................................................                0.75
High Income Portfolio...............................................................                0.50
Balanced Portfolio..................................................................                0.75
Growth and Income Portfolio.........................................................                0.70
Tactical Allocation Portfolio.......................................................                0.50
Growth Portfolio....................................................................                0.75
Aggressive Growth Portfolio.........................................................                0.80
Small Cap Portfolio.................................................................                1.00
Global Growth Portfolio.............................................................                0.75

  Under separate contracts, Mitchell Hutchins pays GE Investment Management Incorporated, Pacific Investment Management Company and Nicholas-Applegate Capital Management to serve as the sub-advisers of the Global Growth Portfolio, the Strategic Fixed Income Portfolio and the Aggressive Growth Portfolio, respectively. Mitchell Hutchins (not the Portfolios) pays the sub-advisers a fee, computed daily and paid monthly, at an annual rate of 0.29%, 0.25% and 0.50%, respectively, of each Portfolio's average daily net assets.

  During the six months ended June 30, 1998, the Growth and Income Portfolio and the Growth Portfolio paid $432 and $1,986, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of these Portfolios.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolios' lending agent, received compensation from the following Portfolios for the six months ended June 30, 1998 as follows:

Global Income Portfolio............................................................................  $     171
Balanced Portfolio.................................................................................  $   1,460
Growth and Income Portfolio........................................................................  $     697
Growth Portfolio...................................................................................  $   2,746
Aggressive Growth Portfolio........................................................................  $     169
Global Growth Portfolio............................................................................  $     946

  As of June 30, 1998 the Portfolios held cash as collateral and market values of securities loaned as follows:

                                                                                  COLLATERAL   MARKET VALUE
                                                                                     FOR            OF
                                                                                  SECURITIES    SECURITIES
                                                                                    LOANED        LOANED
                                                                                 ------------  ------------
Agressive Growth Portfolio.....................................................   $  487,400    $  490,875
Balanced Portfolio.............................................................   $  313,500    $  319,812
Growth Portfolio...............................................................   $  187,500    $  182,031
Global Growth Portfolio........................................................   $  358,771    $  339,613

  As of June 30, 1998 the Funds invested the above collateral in the following money market funds:

 NUMBER OF
  SHARES
-----------
AGGRESSIVE
    GROWTH
      FUND
   487,400   Liquid Assets Portfolio.............................................................  $  487,400
                                                                                                   ----------
                                                                                                   ----------

BALANCED FUND

   178,667   Liquid Assets Portfolio..................................................  $ 178,667
   134,833   Prime Portfolio..........................................................    134,833
                                                                                        ---------
                                                                                        $ 313,500
                                                                                        ---------
                                                                                        ---------

GROWTH FUND

   184,079   Liquid Assets Portfolio..................................................  $ 184,079
     1,350   Prime Portfolio..........................................................      1,350
       150   TempCash Portfolio.......................................................        150
     1,920   TempFund Portfolio.......................................................      1,921
                                                                                        ---------
                                                                                        $ 187,500
                                                                                        ---------
                                                                                        ---------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GLOBAL GROWTH FUND

   163,716   Liquid Assets Portfolio..................................................  $ 163,716
   194,222   Prime Portfolio..........................................................    194,222
        28   TempCash Portfolio.......................................................         28
       805   TempFund Portfolio.......................................................        805
                                                                                        ---------
                                                                                        $ 358,771
                                                                                        ---------
                                                                                        ---------

BANK LINE OF CREDIT

  Each of the Portfolios may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1998, the Portfolios did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For the six months ended June 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                                  PURCHASES        SALES
                                                                                -------------  -------------
High Grade Fixed Income Portfolio.............................................  $   2,812,732  $   3,294,043
Strategic Fixed Income Portfolio..............................................  $  11,353,084  $  10,246,873
Global Income Portfolio.......................................................  $   8,930,325  $   9,439,501
Balanced Portfolio............................................................  $  33,288,909  $  36,493,667
Growth and Income Portfolio...................................................  $   7,242,643  $   7,550,201
Growth Portfolio..............................................................  $  10,455,885  $  13,810,343
Aggressive Growth Portfolio...................................................  $   7,080,290  $  10,329,223
Global Growth Portfolio.......................................................  $   7,173,934  $   9,949,860

  At June 30, 1998, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                   NET
                                                                                               UNREALIZED
                                                                     GROSS         GROSS      APPRECIATION
                                                                 APPRECIATION   DEPRECIATION  (DEPRECIATION)
                                                                 -------------  ------------  -------------
High Grade Fixed Income Portfolio..............................  $     364,713  $     (3,299) $     361,414
Strategic Fixed Income Portfolio...............................  $     398,059  $    (19,925) $     378,134
Global Income Portfolio........................................  $     170,942  $   (306,767) $    (135,825)
Balanced Portfolio.............................................  $   5,294,701  $   (385,094) $   4,909,607
Growth and Income Portfolio....................................  $   7,244,497  $   (477,483) $   6,767,014
Growth Portfolio...............................................  $  14,777,752  $   (839,291) $  13,938,461
Aggressive Growth Portfolio....................................  $   7,762,150  $   (244,038) $   7,518,112
Global Growth Portfolio........................................  $   4,936,826  $ (1,206,203) $   3,730,623

  For federal income tax purposes, the cost of securities owned at June 30, 1998 was substantially the same as the cost of securities for financial statement purposes.

FEDERAL INCOME TAX STATUS

  Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  At December 31, 1997, the following Portfolios had capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net gains realized before the end of the fiscal years indicated below:

                                                                                         HIGH GRADE   STRATEGIC
                                                                               MONEY        FIXED       FIXED
                                                                              MARKET       INCOME      INCOME
                                                                             PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                            -----------  -----------  ---------
2002......................................................................   $  10,411    $  11,787      --
2003......................................................................      --           --          --
2004......................................................................      --           --       $ 116,575
2005......................................................................      --           50,227      --
                                                                            -----------  -----------  ---------
                                                                             $  10,411    $  62,014   $ 116,575
                                                                            -----------  -----------  ---------
                                                                            -----------  -----------  ---------

  To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                       FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 ------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH
                    MONEY      HIGH GRADE     STRATEGIC      GLOBAL                    AND                   AGGRESSIVE    GLOBAL
                   MARKET     FIXED INCOME   FIXED INCOME    INCOME     BALANCED     INCOME       GROWTH       GROWTH      GROWTH
                  PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
Shares sold....    3,873,277      46,029         49,465         7,040     76,132      208,477      50,013       56,720       13,292
Shares
  redeemed.....   (3,411,487)    (87,471)      (105,565)     (269,079)  (310,618)    (206,971)   (355,322)    (250,198)    (235,855)
Reinvestment of
  dividends....      219,941      46,807         60,545       110,435    514,535      252,588     568,745      255,434       10,312
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
Net increase
  (decrease) in
  shares
 outstanding...      681,731       5,365          4,445      (151,604)   280,049      254,094     263,436       61,956     (212,251)
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------

                                                        FOR THE YEAR ENDED DECEMBER 31, 1997
                 ------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH
                    MONEY      HIGH GRADE     STRATEGIC      GLOBAL                    AND                   AGGRESSIVE    GLOBAL
                   MARKET     FIXED INCOME   FIXED INCOME    INCOME     BALANCED     INCOME       GROWTH       GROWTH      GROWTH
                  PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
Shares sold....    6,100,044     112,751        128,208        48,364    132,366      305,770     109,171      191,122       77,628
Shares
  redeemed.....   (9,982,269)   (240,926)      (317,619)     (754,708)  (688,789)    (349,095)   (633,224)    (356,820)    (507,945)
Reinvestment of
  dividends....      500,956      49,957         72,277       152,314    378,119      210,259     400,838      124,554       10,446
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
Net increase
  (decrease) in
  shares
 outstanding...   (3,381,269)    (78,218)      (117,134)     (554,030)  (178,304)     166,934    (123,215)     (41,144)    (419,871)
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------
                 -----------  ------------   ------------   ---------   ---------   ---------   ----------   ----------   ---------

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                   MONEY MARKET PORTFOLIO
                                                            --------------------------------------------------------------------
                                                             FOR THE SIX
                                                            MONTHS ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                            JUNE 30, 1998  -----------------------------------------------------
                                                             (UNAUDITED)     1997       1996       1995       1994       1993
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period......................    $    1.00    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Net investment income.....................................         0.02         0.04       0.04       0.05       0.03       0.02
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Dividends from net investment income......................        (0.02)       (0.04)     (0.04)     (0.05)     (0.03)     (0.02)
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period............................    $    1.00    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                            -------------  ---------  ---------  ---------  ---------  ---------
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Total investment return (1)...............................         2.34%        4.53%      4.32%      5.22%      3.43%      2.45%
                                                            -------------  ---------  ---------  ---------  ---------  ---------
                                                            -------------  ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).........................    $   9,588    $   8,906  $  12,287  $  21,974  $  25,042  $  15,468
Expenses to average net assets............................         0.98%*       1.22%      1.17%      0.79%      0.88%      0.86%
Net investment income to average net assets...............         4.68%*       4.43%      4.27%      5.23%      3.56%      2.43%

-----------------

*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               HIGH GRADE FIXED INCOME PORTFOLIO
                                               ------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                FOR THE SIX                                         NOVEMBER 8,
                                               MONTHS ENDED    FOR THE YEARS ENDED DECEMBER 31,        1993+
                                               JUNE 30, 1998  ----------------------------------    TO DECEMBER
                                                (UNAUDITED)    1997     1996     1995     1994        31, 1993
                                               -------------  -------  -------  -------  -------   --------------
Net asset value, beginning of period.........    $    9.29    $  9.10  $  9.49  $  8.71  $  9.61         $10.00
                                               -------------  -------  -------  -------  -------        -------
Net investment income........................         0.27       0.55     0.50     0.56     0.26           0.02
Net realized and unrealized gains (losses)
 from investments............................         0.11       0.19    (0.63)    0.79    (0.89)         (0.39)
                                               -------------  -------  -------  -------  -------        -------
Net increase (decrease) from investment
 operations..................................         0.38       0.74     0.13     1.35    (0.63)         (0.37)
                                               -------------  -------  -------  -------  -------        -------
Dividends from net investment income.........       --          (0.55)   (0.52)   (0.57)   (0.27)         (0.02)
                                               -------------  -------  -------  -------  -------        -------
Net asset value, end of period...............    $    9.67    $  9.29  $  9.10  $  9.49  $  8.71         $ 9.61
                                               -------------  -------  -------  -------  -------        -------
                                               -------------  -------  -------  -------  -------        -------
Total investment return (1)..................         4.09%      8.13%    1.41%   15.44%   (6.56)%        (3.73)%
                                               -------------  -------  -------  -------  -------        -------
                                               -------------  -------  -------  -------  -------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's)............    $   7,691    $ 7,345  $ 7,902  $ 9,147  $ 7,638         $1,480
Expenses to average net assets**.............         1.20%*     1.43%    1.62%    1.01%    1.56%          0.00%
Net investment income to average net
 assets**....................................         5.63%*     5.54%    5.04%    5.56%    4.61%          3.90%*
Portfolio turnover rate......................           37%        95%     282%     136%      36%             0%

-----------------

+          Commencement of operations
*          Annualized
**         During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been
           23.52% and (19.62)%, respectively.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               STRATEGIC FIXED INCOME PORTFOLIO
                                               ----------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED
                                                 JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,
                                                   1998       -------------------------------------------------
                                               (UNAUDITED)     1997      1996      1995      1994       1993
                                               ------------   -------  --------  --------  --------   ---------
Net asset value, beginning of period.........    $  10.64     $ 10.21  $  10.61  $  10.34  $  11.93   $   11.58
                                               ------------   -------  --------  --------  --------   ---------
Net investment income........................        0.33        0.69      0.70      0.88      0.85        0.87
Net realized and unrealized gains (losses)
 from investments, futures and options.......        0.13        0.44     (1.09)     1.03     (1.49)       0.48
                                               ------------   -------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations..................................        0.46        1.13      0.39      1.91     (0.64)       1.35
                                               ------------   -------  --------  --------  --------   ---------
Dividends from net investment income.........      --           (0.70)    (0.70)    (0.88)    (0.85)      (0.87)
Distributions from net realized gains from
 investments.................................      --           --        (0.09)    (0.76)    (0.10)      (0.13)
                                               ------------   -------  --------  --------  --------   ---------
Total dividends and other distributions......      --           (0.70)    (0.79)    (1.64)    (0.95)      (1.00)
                                               ------------   -------  --------  --------  --------   ---------
Net asset value, end of period...............    $  11.10     $ 10.64  $  10.21  $  10.61  $  10.34   $   11.93
                                               ------------   -------  --------  --------  --------   ---------
                                               ------------   -------  --------  --------  --------   ---------
Total investment return (1)..................        4.32%      11.00%     3.79%    18.51%    (5.34)%     11.66%
                                               ------------   -------  --------  --------  --------   ---------
                                               ------------   -------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's)............    $ 10,367     $ 9,891  $ 10,689  $ 13,741  $ 17,020   $  22,354
Expenses to average net assets...............        0.89%*+     1.00%     1.52%     0.99%     0.89%       0.79%
Net investment income to average net
 assets......................................        5.98%*      6.04%     5.88%     6.35%     6.64%       6.13%
Portfolio turnover rate......................          97%        175%      317%      234%       54%          8%

-----------------

*          Annualized
+          Includes 0.09% of interest expenses related to the reverse repurchase agreements during the period.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               GLOBAL INCOME PORTFOLIO
                                          -----------------------------------------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                          JUNE 30, 1998  --------------------------------------------------
                                           (UNAUDITED)     1997      1996      1995      1994       1993
                                          -------------  --------  --------  --------  --------   ---------
Net asset value, beginning of period....    $   10.81    $  11.14  $  11.20  $  10.88  $  11.72   $   11.17
                                          -------------  --------  --------  --------  --------   ---------
Net investment income (loss)............         0.34        0.75      0.87     (0.05)     0.97        0.96
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................        (0.05)      (0.36)    (0.13)     1.52     (1.60)       0.90
                                          -------------  --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................         0.29        0.39      0.74      1.47     (0.63)       1.86
                                          -------------  --------  --------  --------  --------   ---------
Dividends from net investment income....        (0.01)      (0.71)    (0.79)    (1.15)    (0.21)      (0.94)
Distributions in excess of net
 investment income......................       --           --        --        --        --          (0.16)
Distributions from net realized gains
 from investments.......................        (0.01)      (0.01)    (0.01)    --        --          (0.21)
                                          -------------  --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................        (0.02)      (0.72)    (0.80)    (1.15)    (0.21)      (1.31)
                                          -------------  --------  --------  --------  --------   ---------
Net asset value, end of period..........    $   11.08    $  10.81  $  11.14  $  11.20  $  10.88   $   11.72
                                          -------------  --------  --------  --------  --------   ---------
                                          -------------  --------  --------  --------  --------   ---------
Total investment return (1).............         2.62%       3.50%     6.62%    13.58%    (5.56)%     16.65%
                                          -------------  --------  --------  --------  --------   ---------
                                          -------------  --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $  16,493    $ 17,730  $ 24,436  $ 35,700  $ 52,688   $  64,610
Expenses to average net assets..........         1.65%*      1.52%     1.56%     1.19%     1.17%       0.98%
Net investment income to average net
 assets.................................         5.70%*      6.34%     6.56%     7.21%     7.23%       7.47%
Portfolio turnover rate.................           57%        142%      134%      160%       97%         69%

-----------------

*          Annualized

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 BALANCED PORTFOLIO+
                                          -----------------------------------------------------------------
                                          FOR THE SIX
                                          MONTHS ENDED
                                            JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                              1998       --------------------------------------------------
                                          (UNAUDITED)      1997      1996      1995      1994       1993
                                          ------------   --------  --------  --------  --------   ---------
Net asset value, beginning of period....    $  11.33     $  10.95  $  10.70  $   9.54  $  11.95   $   11.63
                                          ------------   --------  --------  --------  --------   ---------
Net investment income...................        0.15         0.28      0.29      0.35      0.30        0.33
Net realized and unrealized gains
 (losses) from investments..............        1.17         2.44      1.49      1.88     (1.44)       1.48
                                          ------------   --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................        1.32         2.72      1.78      2.23     (1.14)       1.81
                                          ------------   --------  --------  --------  --------   ---------
Dividends from net investment income....      --            (0.28)    (0.28)    (0.35)    (0.30)      (0.33)
Distributions from net realized gains
 from investments.......................      --            (2.06)    (1.25)    (0.72)    (0.97)      (1.16)
                                          ------------   --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................      --            (2.34)    (1.53)    (1.07)    (1.27)      (1.49)
                                          ------------   --------  --------  --------  --------   ---------
Net asset value, end of period..........    $  12.65     $  11.33  $  10.95  $  10.70  $   9.54   $   11.95
                                          ------------   --------  --------  --------  --------   ---------
                                          ------------   --------  --------  --------  --------   ---------
Total investment return (1).............       11.65%       24.86%    16.82%    23.27%    (9.59)%     15.76%
                                          ------------   --------  --------  --------  --------   ---------
                                          ------------   --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $ 35,039     $ 28,211  $ 29,224  $ 23,413  $ 23,263   $  33,367
Expenses to average net assets..........        0.92%*       1.19%     1.24%     1.09%     1.03%       0.95%
Net investment income to average net
 assets.................................        2.29%*       2.06%     2.29%     2.88%     2.30%       2.27%
Portfolio turnover rate.................          97%         169%      235%      171%      112%         60%

-----------------

*          Annualized
+          Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods less than one year have not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             GROWTH AND INCOME PORTFOLIO
                                          -----------------------------------------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                          JUNE 30, 1998  --------------------------------------------------
                                           (UNAUDITED)     1997      1996      1995      1994        1993
                                          -------------  --------  --------  --------  --------    --------
Net asset value, beginning of period....    $   13.69    $  12.27  $  11.83  $   9.16  $   9.87    $  10.26
                                          -------------  --------  --------  --------  --------    --------
Net investment income...................         0.04        0.10      0.06      0.10      0.10        0.16
Net realized and unrealized gains
 (losses) from investments..............         1.90        3.88      2.53      2.70     (0.71)      (0.39)
                                          -------------  --------  --------  --------  --------    --------
Net increase (decrease) from investment
 operations.............................         1.94        3.98      2.59      2.80     (0.61)      (0.23)
                                          -------------  --------  --------  --------  --------    --------
Dividends from net investment income....       --           (0.10)    (0.06)    (0.10)    (0.10)      (0.16)
Distributions from net realized gains
 from investments.......................       --           (2.46)    (2.09)    (0.03)    --          --
                                          -------------  --------  --------  --------  --------    --------
Total dividends and other
 distributions..........................       --           (2.56)    (2.15)    (0.13)    (0.10)      (0.16)
                                          -------------  --------  --------  --------  --------    --------
Net asset value, end of period..........    $   15.63    $  13.69  $  12.27  $  11.83  $   9.16    $   9.87
                                          -------------  --------  --------  --------  --------    --------
                                          -------------  --------  --------  --------  --------    --------
Total investment return (1).............        14.17%      32.45%    22.12%    30.52%    (6.18)%     (2.26)%
                                          -------------  --------  --------  --------  --------    --------
                                          -------------  --------  --------  --------  --------    --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $  25,078    $ 18,493  $ 14,520  $ 14,797  $ 12,872    $ 16,281
Expenses to average net assets..........         1.03%*      1.04%     1.58%     1.37%     1.35%       1.12%
Net investment income to average net
 assets.................................         0.51%*      0.71%     0.49%     0.94%     1.06%       1.37%
Portfolio turnover rate.................           31%         92%       99%      134%      150%         52%

-----------------

*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  GROWTH PORTFOLIO
                                          -----------------------------------------------------------------
                                          FOR THE SIX
                                          MONTHS ENDED
                                            JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                              1998       --------------------------------------------------
                                          (UNAUDITED)      1997      1996      1995      1994       1993
                                          ------------   --------  --------  --------  --------   ---------
Net asset value, beginning of period....    $  15.63     $  17.48  $  17.57  $  14.56  $  18.06   $   15.68
                                          ------------   --------  --------  --------  --------   ---------
Net investment income (loss)............       (0.02)        0.03     (0.06)     0.04      0.01        0.00
Net realized and unrealized gains
 (losses) from investments..............        2.60         2.69      3.29      4.68     (2.13)       3.08
                                          ------------   --------  --------  --------  --------   ---------
Net increase (decrease) from investment
 operations.............................        2.58         2.72      3.23      4.72     (2.12)       3.08
                                          ------------   --------  --------  --------  --------   ---------
Dividends from net investment income....      --            (0.03)    --        (0.08)    (0.01)     --
Distributions from net realized gains
 from investments.......................      --            (4.54)    (3.32)    (1.63)    (1.37)      (0.70)
                                          ------------   --------  --------  --------  --------   ---------
Total dividends and other
 distributions..........................      --            (4.57)    (3.32)    (1.71)    (1.38)      (0.70)
                                          ------------   --------  --------  --------  --------   ---------
Net asset value, end of period..........    $  18.21     $  15.63  $  17.48  $  17.57  $  14.56   $   18.06
                                          ------------   --------  --------  --------  --------   ---------
                                          ------------   --------  --------  --------  --------   ---------
Total investment return (1).............       16.51%       15.41%    18.70%    32.50%   (11.65)%     19.61%
                                          ------------   --------  --------  --------  --------   ---------
                                          ------------   --------  --------  --------  --------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $ 40,431     $ 30,586  $ 36,357  $ 42,784  $ 39,135   $  51,696
Expenses to average net assets..........        1.03%*       1.05%     1.14%     1.02%     1.00%       0.92%
Net investment income (loss) to average
 net assets.............................       (0.27)%*      0.12%    (0.29)%     0.23%     0.04%      0.00%
Portfolio turnover rate.................          28%          89%       53%       41%       27%         35%

-----------------

*          Annualized
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods less than one year have not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                              AGGRESSIVE GROWTH PORTFOLIO
                                    -------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                     FOR THE SIX                                                      NOVEMBER 2,
                                    MONTHS ENDED           FOR THE YEARS ENDED DECEMBER 31,              1993+
                                    JUNE 30, 1998    --------------------------------------------     TO DECEMBER
                                     (UNAUDITED)       1997        1996        1995        1994         31, 1993
                                    -------------    --------    --------    --------    --------    --------------
Net asset value, beginning of
 period...........................    $   13.40      $  13.09    $  11.34    $   9.65    $   9.95          $ 10.00
                                    -------------    --------    --------    --------    --------          -------
Net investment income (loss)......        (0.05)        (0.09)      (0.10)       0.03        0.01             0.01
Net realized and unrealized gains
 (losses) from investments........         2.46          2.78        2.93        2.00       (0.30)           (0.05)
                                    -------------    --------    --------    --------    --------          -------
Net increase (decrease) from
 investment operations............         2.41          2.69        2.83        2.03       (0.29)           (0.04)
                                    -------------    --------    --------    --------    --------          -------
Dividends from net investment
 income...........................       --             --          --          (0.02)      (0.01)           (0.01)
Distributions from net realized
 gains from investments...........       --             (2.38)      (1.08)      (0.32)      --            --
                                    -------------    --------    --------    --------    --------          -------
Total dividends and other
 distributions....................       --             (2.38)      (1.08)      (0.34)      (0.01)           (0.01)
                                    -------------    --------    --------    --------    --------          -------
Net asset value, end of period....    $   15.81      $  13.40    $  13.09    $  11.34    $   9.65          $  9.95
                                    -------------    --------    --------    --------    --------          -------
                                    -------------    --------    --------    --------    --------          -------
Total investment return (1).......        17.99%        20.76%      25.23%      21.04%      (2.90)%          (0.36)%
                                    -------------    --------    --------    --------    --------          -------
                                    -------------    --------    --------    --------    --------          -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)..........................    $  23,479      $ 19,076    $ 19,167    $ 17,660    $ 13,600          $ 2,814
Expenses to average net
 assets**.........................         1.16%*        1.18%       1.52%       1.29%       1.59%            0.00%
Net investment income (loss) to
 average net assets**.............        (0.69)%*      (0.59)%     (0.74)%      0.23%       0.07%            3.31%*
Portfolio turnover rate...........           32%           89%        115%        119%         90%               0%

-----------------

+          Commencement of operations
*          Annualized
**         During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been
           12.28% and (8.97)%, respectively.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

MITCHELL HUTCHINS SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                          GLOBAL GROWTH PORTFOLIO
                                     -----------------------------------------------------------------
                                     FOR THE SIX
                                     MONTHS ENDED
                                       JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                         1998       --------------------------------------------------
                                     (UNAUDITED)      1997      1996      1995      1994        1993
                                     ------------   --------  --------  --------  --------    --------
Net asset value, beginning of
 period............................    $  14.62     $  13.74  $  12.00  $  12.44  $  14.97    $  11.10
                                     ------------   --------  --------  --------  --------    --------
Net investment income (loss).......        0.08         0.04      0.07      0.01     (0.03)       0.03
Net realized and unrealized gains
 (losses) from investments and
 foreign currency..................        2.43         0.94      1.75     (0.45)    (1.76)       4.42
                                     ------------   --------  --------  --------  --------    --------
Net increase (decrease) from
 investment operations.............        2.51         0.98      1.82     (0.44)    (1.79)       4.45
                                     ------------   --------  --------  --------  --------    --------
Dividends from net investment
 income............................      --            (0.04)    (0.08)    --        (0.01)      --
Distributions from net realized
 gains from investments............      --            (0.06)    --        --        (0.73)      (0.58)
                                     ------------   --------  --------  --------  --------    --------
Total dividends and other
 distributions.....................      --            (0.10)    (0.08)     0.00     (0.74)      (0.58)
                                     ------------   --------  --------  --------  --------    --------
Net asset value, end of period.....    $  17.13     $  14.62  $  13.74  $  12.00  $  12.44    $  14.97
                                     ------------   --------  --------  --------  --------    --------
                                     ------------   --------  --------  --------  --------    --------
Total investment return (1)........       17.17%        7.16%    15.14%    (3.54)%   (11.94)%    40.02%
                                     ------------   --------  --------  --------  --------    --------
                                     ------------   --------  --------  --------  --------    --------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...........................    $ 21,207     $ 21,215  $ 25,701  $ 28,507  $ 40,493    $ 38,035
Expenses to average net assets.....        1.26%*       1.07%     1.10%     1.96%     1.48%       1.40%
Net investment income (loss) to
 average net assets................        0.93%*       0.26%     0.46%     0.10%    (0.13)%      0.38%
Portfolio turnover rate............          33%          81%       44%      157%      175%        267%

-----------------

*          Annualized

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods less than one year has not been annualized.

                                     [LOGO]

-C- 1998 PAINEWEBBER INCORPORATED
-REGISTERED TRADEMARK- REGISTERED TRADEMARK OF PAINEWEBBER INCORPORATED 811 0060 0898